Bar Harbor Bank & Trust is a true community Bank. We recognize, appreciate, and support the unique people and culture in the places we call home.
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BAR HARBOR BANKSHARES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

April 1, 2022
Dear Bar Harbor Bankshares Shareholders:
I invite you to join me, our Board of Directors, our Senior Management Team, and your fellow shareholders at our 2022 Annual Meeting of Shareholders to be held at 9:00 a.m. EDT on Tuesday, May 17, 2022, at the Bar Harbor Club located at 111 West Street in Bar Harbor, Maine. Please note the health of our shareholders and colleagues is important to us. If you are not vaccinated and plan to attend the Annual Meeting, we ask that you respect the health and safety of your fellow shareholders and wear a face covering. Our Notice of Annual Meeting, Proxy Statement and Proxy Card are enclosed together with the Company’s 2021 Summary Annual Report and Annual Report on Form 10-K.
As springtime emerges in New England, I am more excited than ever for the future of Bar Harbor Bankshares. While the past few years have been very difficult, we have skillfully navigated the challenges presented and I can say confidently that we are a stronger company than before COVID. The coming years will present new challenges that will require continued focus, discipline, and strong execution. I remain confident that Bar Harbor Bank & Trust, led by an experienced Board of Directors and a management team with a proven track record, has the right elements in place to continue to be successful.
Our Board and Senior Management Team are committed to operating Bar Harbor Bankshares as a responsible corporate citizen. We are continuing our work to reduce the environmental impact of our branches and facilities by significantly decreasing our use of paper, and decreasing our travel by embracing remote meeting capabilities with customers and colleagues. While we have made significant progress we know there is more work to be done and we will continuously update shareholders on our progress.
Your vote is important and your prompt attention to these materials is greatly appreciated. Regardless of whether you plan to attend the Annual Meeting in person, we hope you will vote as soon as possible. You may vote by telephone or via Internet, or by completing, signing, dating, and returning the enclosed Proxy Card or Voting Instruction Card if you requested and received printed proxy materials. Shareholders who attend the Annual Meeting may withdraw their proxy and vote at the meeting if they wish to do so. You may submit Internet, telephone, and email votes up until 11:59 p.m. EDT on May 16, 2022 for shares held directly and by 11:59 p.m. EDT on May 12, 2022 for shares held in a Plan. Please have your proxy card in hand when utilizing these alternate forms of voting.
Finally, I would like to thank Stephen R. Theroux for his service and commitment as a member of the Board of Directors of Bar Harbor Bankshares. Mr. Theroux has more than 30 years of service to Bar Harbor Bank & Trust and will retire after his current board term expires at the Annual Meeting. We value the insights that he shared from his extensive business expertise, and we will miss his contributions.
On behalf of your Board of Directors, we thank you for trusting us with overseeing your investment in Bar Harbor Bankshares.
Sincerely,
Curtis C. Simard
President and
Chief Executive Officer
Bar Harbor Bank & Trust   •   82 Main Street   •   Bar Harbor, Maine 04609

FOSTERING SUSTAINABLE COMMUNITIES

RESPONSIBLE FINANCIAL COMMITMENTS

$79M invested in small business loan origination with 387 total loans

441 organizations supported through charitable giving efforts

73% of employees provided funds to support charitable giving efforts

27% of women represented on Board of Directors

68% of women in management

$14M currently committed to creating affordable housing

100% employee ethics training

$7.5M invested in low income housing tax credits

$150,000 in employee owned charitable giving through the program *Casual for a Cause*

7,930 lbs of IT equipment recycled

74% of women in the BHB workforce

$681,000 committed to nonprofits & educational organizations

4,734 hours of employees volunteering at various organizations with 24 hours of paid volunteer time annually

100% of operations reviewed to support an environmental conscience approach

To learn more about our Environmental, Social and Governance practices, please visit our dedicated webpage at: https://www.barharbor.bank/about-us/esg

Notice of Annual Meeting of Shareholders
WHEN: 9:00 a.m., EDT, Tuesday, May 17, 2022	WHERE: Bar Harbor Club 111 West Street Bar Harbor, Maine	RECORD DATE: March 15, 2022
This meeting is being held for the following purposes:
Item 1: Elect 12 nominees as Directors
Item 2: Approve, by a “Say on Pay” advisory vote, our 2021 executive compensation as set forth in the proxy statement for the Annual Meeting
Item 3: Ratify the appointment of RSM US LLP as our independent registered public accounting firm for 2022
In addition, any other business properly presented may be acted upon at the meeting.
PROXY VOTING:
Your vote is important. You may vote your shares:
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Over the Internet at www.proxyvote.com

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By telephone at 1 800 690 6903

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By email to bhb@allianceadvisors.com with your full name and shares owned (for non-institutional investors only)

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At our Annual Meeting, in person

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By mailing your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

We urge you to vote your shares soon. Submitting a proxy card will not prevent you from participating in the Annual Meeting and voting by webcast or in person.
ANNUAL MEETING ADMISSION:
Please note that the health of our shareholders and colleagues is important to us. If you are not vaccinated and plan to attend the Annual Meeting we ask that you respect the health and safety of your fellow shareholders and wear a face covering.
For security reasons, a picture ID will be required if you attend the Annual Meeting in person. If your shares are not registered in your name, appropriate documentation from the shareholder of record is required to vote at the Annual Meeting. Examples include a broker’s statement, letter or other document that confirms your beneficial ownership of the shares. If shares are held by your broker, bank or another party as a nominee or agent, you should follow the instructions provided by that party. We may refuse admission to anyone who is not a shareholder or does not comply with these requirements.
A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder of Bar Harbor Bankshares following the record date and will remain available for inspection throughout the Annual Meeting or any adjournment.
By Order of the Board of Directors
Kirstie A. Carter, Corporate Clerk
April 1, 2022

The deadline for transmitting Internet, telephone, and email voting is 11:59 p.m. EDT on May 16, 2022 for shares held directly and by 11:59 p.m. EDT on May 12, 2022 for shares held in a Plan. Please have your proxy card in hand when utilizing these alternate forms of voting.

Proxy Summary
Proxy Summary
This summary highlights certain information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.
ANNUAL MEETING OF SHAREHOLDERS
Record Date	Close of business on March 15, 2022
Voting	Shareholders as of the record date will be entitled to one vote at the Annual Meeting for each outstanding share of common stock
Common stock outstanding as of record date	15,012,606 shares
By Internet www.proxyvote.com	By Telephone 1 800 690 6903	In Person Bar Harbor Club 111 West Street Bar Harbor, Maine	By Email bhb@allianceadvisors.com	By Mail Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
VOTING MATTERS

Proposal	Board	Page
Item 1 Election of 12 Directors	FOR EACH NOMINEE	14
Item 2 Approval, as an advisory vote, of our 2021 executive compensation (“Say on Pay”)	FOR	46
Item 3 Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2022	FOR	47
The Notice of Annual Meeting, proxy statement and proxy card were first mailed to our shareholders on or about April 1, 2022.

2022 PROXY STATEMENT

Proxy Summary
Shares represented by properly executed proxies, including unmarked proxies, will be voted “FOR” each of the director nominees identified in Proposal 1 and “FOR” Proposals 2 and 3. Our Board knows of no business other than the matters described in this proxy statement that will be presented at the Annual Meeting. To the extent that matters not known at this time may properly come before the Annual Meeting, absent instructions to the contrary, the enclosed proxy will confer discretionary authority with respect to such other matters. It is the intention of the persons named in the proxy to vote in accordance with the recommendations of the Board.
VOTING PROCEDURES AND METHOD OF COUNTING VOTES
Quorum Requirements
The presence at the Annual Meeting, either in person, by webcast or by proxy, of the holders of not less than a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum. Shareholders who attend the annual meeting may revoke their proxy and vote at the meeting if they choose to do so. If there is no quorum, the holders of a majority of shares present at the Annual Meeting in person, by webcast or represented by proxy may adjourn the Annual Meeting to another date.
Voting Rights
Each share is entitled to cast one vote for each matter to be voted on at the meeting. Cumulative voting is not permitted.
Broker Non-Votes
A broker non-vote occurs when a broker or other nominee holder, such as a bank, submits a proxy representing shares that another person owns. Specifically, that person has not provided voting instructions to the broker or other nominee holder. Brokers who hold their customers’ shares in “street name,” under the applicable rules of the NYSE American and other self-regulatory organizations of which the brokers are members, may sign and submit proxies for these shares and may vote these shares on routine matters, which typically include the ratification of the appointment of our independent registered public accounting firm.
Votes Required for Election or Approval
Proposal 1: Election of Directors
Each director will be elected by a plurality of the votes cast at the Annual Meeting by shareholders present by webcast, in person or represented by proxy and entitled to vote. This means that individuals who receive the largest number of “FOR” votes will be elected as directors. A “withhold” vote will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal and broker non-votes will have no effect on the vote.
Proposal 2: Advisory Approval of 2021 Executive Compensation
The advisory vote to approve our 2021 named executive officers’ compensation must be approved by a majority of the votes cast at the Annual Meeting by the shareholders present by webcast, in person or represented by proxy and entitled to vote. Abstentions will have no effect on the outcome of the vote because they do not count as “votes cast.” Brokers do not have discretionary authority to vote shares on this proposal and broker non-votes will have no effect on the vote.
Proposal 3: Ratification of 2022 Independent Auditor
The ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 must be approved by a majority of the votes cast at the Annual Meeting by the shareholders present by webcast, in person or represented by proxy and entitled to vote. Abstentions will have no effect on the outcome of the vote because they do not count as “votes cast.” Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

2022 PROXY STATEMENT

ENVIRONMENTAL, SOCIAL AND GOVERNANCE
Environmental, Social and Governance
Our Environmental, Social and Governance (“ESG”) practices embody our commitment to the people and places we serve. Through these principled business practices, we remain committed and connected to our recognized corporate culture of positively impacting society.
In early 2021, we published our initial Environmental, Social, and Governance Report which highlights our progress on a variety of ESG topics and is aligned with GRI and SASB frameworks. This Report will guide our strategies and reporting as we move forward on our ESG journey. Core values that drive our culture, actions and behaviors, both inside and outside of the workplace, are fundamental in everything we do. This sets us apart and allows us to achieve our goals to generate a consistent value for our customers, employees, communities and shareholders. Our 2021 Environmental, Social and Governance Report can be found at www.barharbor.bank/esgreport2021.
In 2021, we formed a dedicated Environmental, Corporate Social Responsibility, and Governance Committee (“ESGC”), to provide leadership, oversight, and guidance in assisting us to further develop our action plans with regard to:
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Environmental

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Health and Safety

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Corporate Social Responsibility

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Sustainability

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Corporate Governance

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Reputation

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Diversity

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Equity and Inclusion

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Community Issues

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Political Contributions

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Lobbying

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Other public policy matters relevant to the Company (collectively, “ESG Matters”)

The Governance Committee of our Board of Directors provides the ultimate oversight and direction of all ESG related matters including the activities of the ESGC. This dedicated ESGC is structured as a sub-committee of our Enterprise Risk Management Committee and aligns with the Board’s Risk Committee for additional guidance. Our Board is engaged and invested at all levels in the long-term sustainability of our business and fulfilling our shareholder interests.
Our Employees
We strive to create and maintain an employment environment that attracts and rewards the best talent available, encouraging diversity in hiring practices in the communities in which we do business. We provide competitive compensation and benefits to our employees, and we offer opportunities through training and development. We are committed to maintaining a workplace where all employees feel valued for their contributions and fully engaged with our business. We believe that a workforce bringing together diverse perspectives, ideas and experiences based on competencies leads to stronger financial performance and retention of the best talent.
Our Communities
Our strong commitment to our communities is underscored in our brand promise:
Bar Harbor Bank & Trust is a true community Bank. We recognize, appreciate, and support the unique people and culture in the places we call home.
We share these commitments during the onboarding experience for our new employees and through volunteer opportunities in the communities we serve. In addition to many volunteer hours dedicated, we proudly promote a higher quality of life in the communities we serve and encourage our employees to participate in a charitable fund distributed throughout our region. We also support our employees volunteering their time and talents in the communities where they live and work. We provide paid time off to specifically serve in the community. This community involvement is part of our required brand behaviors and is incorporated into our annual performance reviews.
Environmental Sustainability
We are committed to pursuing initiatives that are smart for our business and good for the environment. We have continually focused on meaningful initiatives that are aligned with our business goals to help reduce our environmental impact, drive operational cost reductions and demonstrate our ongoing commitment to environmental sustainability. Some of our key initiatives include increasing energy efficiency, reducing carbon waste, recycling, and reduction in paper usage and storage.
Governance
We are committed to assuring and maintaining transparent governance through best board governance practices, which are subject to continuous review. We maintain strong risk oversight in management and at the Board level. We have ongoing dialogue with our shareholders, regulators, customers and employees. Our Board embodies diversity, inclusion and mutual respect with a wide variety of business expertise.
We believe operating our business responsibly and ethically puts us in a position to address the interests of our stakeholders while also creating long-term value for our shareholders. We remain focused on continuing to advance these programs and making a positive, sustainable impact on the communities in which we live and conduct our business.

2022 PROXY STATEMENT

CORPORATE GOVERNANCE
Corporate Governance
Board Committees
We are committed to objective, independent leadership for our Board and each of its committees. Our Board believes active, objective and independent oversight of management is central to:
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effective Board governance

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serving the best interests of our company and our shareholders

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executing our strategic objectives

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creating long-term shareholder value

Our Board has adopted rigorous governance practices and procedures focused on our corporate growth in accordance with the Investor Stewardship Group’s Corporate Governance Principles for U.S. Listed Companies. In addition, to maintain and enhance its independent oversight, our Board has implemented measures to further enrich Board composition, leadership and effectiveness. These measures align our corporate governance structure with achieving our strategic objectives and enable our Board to effectively communicate and oversee our culture of compliance and in-depth risk management. Our Board frequently discusses business and other matters with our senior management team, as well as principal advisors including our legal counsel, auditors, consultants and financial advisors.
Board Leadership Structure
The position of Chairman of the Board is held by David Woodside. Curtis Simard serves as President and Chief Executive Officer. This leadership structure allows Mr. Simard to focus on our operations and business strategy, while Mr. Woodside provides independent leadership for the Board. In addition to management oversight, Mr. Woodside sets the agenda for meetings, allowing other directors to raise issues and concerns for Board consideration.
The Board leadership structure is guided by our Governance Committee which nominates individuals to serve as members of the Board. The Governance Committee is keenly focused on the character, integrity, diversity and qualifications of the Board’s members, as well as the Board’s leadership structure and composition. The Board has concluded that our current leadership structure is appropriate at this time but will continue to periodically review its leadership structure and may make such changes in the future as it deems appropriate.
All director-nominees are considered “independent directors” under the corporate governance standards set forth in the NYSE American Company Guide or the NYSE American Rules, except for Mr. Simard, our President and Chief Executive Officer. The Chairman of the Board is considered an “independent director.” Mr. Simard does not serve as a Chair of any Board committee, nor is he a member of the Audit, Compensation and Human Resources, or Governance Committee. Our Governance Committee nominates an independent director to serve in the Chairman’s role for election by the entire Board. The independent directors meet regularly, as they deem appropriate, in executive session immediately after Board meetings to help ensure Board independence and oversight of organizational activities.
Our Audit Committee meets quarterly and receives reports from our independent registered public accounting firm, our independent loan review consultants, and the internal audit team for Bar Harbor Bankshares. Our internal auditor conducts an annual risk assessment audit review and provides audit findings quarterly to the Audit Committee.
Role of the Chairman
Mr. Woodside, as the Chairman of the Board, presides over the meetings of the Board and performs duties as may be assigned including:
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Presiding at all meetings of the Board, including all executive sessions of the independent directors

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Serving as principal liaison between the President and Chief Executive Officer and the independent directors

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Approving agendas for board meetings

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Approving information to be presented to the Board

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Approving the schedule of meetings of the Board to ensure there is sufficient time for discussion of agenda items

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Calling meetings of the entire Board or the independent directors as needed

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Participating in consultations and direct communications with major shareholders and their representatives

Risk Oversight
Our Board recognizes the importance of maintaining the trust and confidence of our customers, clients and employees. Specifically independent oversight of key risks facing our company, including the impact of the COVID-19 pandemic. The Board devotes significant time and attention to data and systems protection, including cybersecurity and information security risks. Our Board monitors and manages risks through the activities of select Board committees and in conjunction with our management, internal audit, our independent registered public accounting firm, and other specialized independent advisors. Specialized audits include Information Technology and Security, Bank Secrecy Act, Loan Review, and Trust Operations. The Board regularly discusses risk management with senior management.
Board Risk Committee
The current Board Risk Committee is composed of the following directors: Matthew Caras, David Colter, Lauri Fernald, Brendan O’Halloran, Curtis Simard, Kenneth Smith, Stephen Theroux, Scott Toothaker, and David Woodside. Mr. Caras serves as Chair. Committee members are appointed by the Board and oversee the risk governance structure.

2022 PROXY STATEMENT

CORPORATE GOVERNANCE
Key responsibilities include, but are not limited to, internal controls over financial reporting, credit risk, interest rate risk, liquidity risk, operational risk, data and cybersecurity risk, compensation risk, reputational risk, and compliance risk.
The Board Risk Committee meets at least monthly and receives regular presentations and reports throughout the year on data, cybersecurity, information security risk from management, and on all matters involving risk including those aforementioned. These presentations and reports address a broad range of topics including updates on technology trends, regulatory developments, legal issues, policies and practices, external threats, vulnerability assessments, and specific and ongoing efforts to prevent, detect, and respond to internal and external critical threats.
In addition, the Board Risk Committee reviews and discusses our bank-wide risk assessment. The resulting risk assessment is aggregated, shared and discussed with the Board at least annually. In addition to monthly Board reports, our Board receives real-time reports from our Chief Risk Officer on key developments across the industry, as well as specific information about peers, vendors, and other significant incidents. In 2021, the Committee held a total of 12 meetings. Our state-of-the-art information security programs enable us to monitor and promptly respond to threats and incidents, and innovate and adopt new technologies, as appropriate. The Board Risk Committee shares our goal that each employee be responsible for information security, data security, and proven cybersecurity practices.
The Board Risk Committee also approves loan policy, establishes credit authorities, and approves or ratifies all extensions of credit to borrowers with loan relationships over $5 million, and regularly reviews credit trends, delinquencies, non-performing loans, charged-off loans, and management’s quarterly assessment of the adequacy of the allowance for Credit Loss. The Board Risk Committee, in conjunction with the Audit Committee, reviews reports prepared by an independent loan review firm, as well as those issued by our internal audit team to assist in their on-going assessment of credit risk.
Compensation and Human Resources Committee
Our Compensation and Human Resources Committee manages executive officer and director compensation, including incentive compensation risk. This Committee has engaged Meridian Compensation Partners, LLC or “Meridian,” an independent compensation consultant, to provide competitive market data and research into compensation best practices to guide the decisions of the Committee. Pearl Meyer Partners served as the Committee’s compensation advisor in determining 2021 target compensation. Going forward, Meridian will replace Pearl Meyer as our compensation consultant. The Committee reviews compensation matters with the assistance of our Board Risk Committee. These results are reviewed by the Board to ensure incentive plans for executive management and other officers discourage excessive risk-taking. In 2021, the Committee held a total of 5 meetings.

2022 PROXY STATEMENT

CORPORATE GOVERNANCE
Board Committees
Our Board has five standing committees—Executive, Audit, Compensation and Human Resources, Governance, and Board Risk. Charters describing the responsibilities of the Audit, Compensation and Human Resources, and Governance Committees can be found on our website at www.barharbor.bank under the Shareholder Relations page. The Board Risk Committee is discussed on pages 4 and 7.
Our Board committees regularly make recommendations and report on their activities to the full Board. Each committee may obtain advice from internal or external financial, legal, accounting, or other advisors at their discretion. Our Board, considering the recommendations of our Governance Committee, reviews our committee charters and committee membership at least annually. The duties of our Board committees are summarized below.

Executive Key Responsibilities	Audit Key Responsibilities

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Exercises all the powers of the Board relating to the ordinary operations of business when the Board is not in session, subject to any specific vote of the Board

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Committee members appointed by the Board after the Annual Meeting of Shareholders

Members: Matthew Caras, Martha Dudman, Lauri Fernald, Curtis Simard, Kenneth Smith, Scott Toothaker and David Woodside (Chair)
2021 Meetings: 0

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Oversees qualifications, appointment, performance, compensation, and independence of our independent registered public accounting firm

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Assists the Board in fulfilling its oversight responsibilities with respect to 1) the financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); 2) the review of quarterly financial statements; 3) the system of financial reporting controls management as established; and 4) the internal audit, external audit, and loan review processes

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Oversees compliance with all legal and regulatory requirements

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Makes inquiries of management to assess the scope and resources necessary for the corporate audit function to execute its responsibilities

Independence/Qualifications
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All committee members are independent under the NYSE American listing requirements and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (Exchange Act)

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All committee members are financially literate in accordance with the NYSE American listing standards

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All committee members are qualified as Audit Committee financial experts under SEC rules

Members: Daina Belair, David Colter, Steven Dimick, and Scott Toothaker (Chair)
2021 Meetings: 4
See Appendix A for the Report of the Audit Committee.

2022 PROXY STATEMENT

CORPORATE GOVERNANCE

Compensation and Human Resources
Key Responsibilities
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Oversees establishing, maintaining, and administering all compensation programs and employee benefit plans

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Approves and recommends the CEO’s compensation to the Board for further approval by all independent directors, and reviews and approves all other executive officer compensation

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Recommends director compensation for Board approval

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Reviews and approves the terms of any employment agreements, severance agreements, change in control protections and any other compensatory arrangements for the CEO, officers and other senior management

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Reviews human capital management practices

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Prepares and reviews its report on executive compensation to be included in our proxy statement or annual report

Independence/Qualifications
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All committee members are independent under the NYSE American listing standards

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Heightened independence requirements (same as those applicable to Audit Committee members under SEC rules)

Members: Matthew Caras, David Colter, Brendan O’Halloran, Kenneth Smith (Chair) and David Woodside
2021 Meetings: 5
Further information regarding the Compensation and Human Resources Committee can be found in this proxy statement beginning under the caption “Role of the Compensation and Human Resources Committee” on page 32.

Governance
Key Responsibilities
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Oversees the Board’s governance processes

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Screens director candidates, recommending nominees to the full Board (including the slate of returning directors) to be elected each year

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Identifies and reviews the qualifications of potential Board members; recommends nominees for election to the Board

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Recommends the size and composition of the Board

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Recommends committee structure and membership

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Sponsors new director orientation and education

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Reviews and assesses shareholder input and our shareholder engagement process; provides shareholder feedback to the full Board

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Oversight for all ESG-related matters

Independence/Qualifications
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All committee members are independent under the NYSE American listing standards

Members: Daina Belair, Matthew Caras, Steven Dimick, Martha Dudman, Brendan O’Halloran, and Lauri Fernald (Chair)
2021 Meetings: 5

Board Risk
Key Responsibilities
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Oversees risk governance structure

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Reviews risk management, risk assessment guidelines, policies regarding market, credit, operational, liquidity, funding, capital, reputational, compliance

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Reviews enterprise risk, as well as other risks as necessary to fulfill the Committee’s oversight duties and responsibilities

Independence/Qualifications
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All committee members are independent under the NYSE American listing standards, with the exception of our President & CEO, Curtis Simard

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Reviews risk appetite and tolerance

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Oversees capital, liquidity, and funding in coordination with the Asset/Liability Management Committee of our subsidiary, Bar Harbor Bank & Trust which we refer to as the Bank or BHBT

Members: Matthew Caras (Chair), David Colter, Lauri Fernald, Brendan O’Halloran, Curtis Simard, Kenneth Smith, Stephen Theroux, Scott Toothaker, and David Woodside
2021 Meetings: 12
Further information regarding the Board Risk Committee can be found in this proxy statement beginning under the caption “Board Risk Committee” on page 4.

2022 PROXY STATEMENT

CORPORATE GOVERNANCE
Compensation and Human Resources Committee Interlocks and Insider Participation
None of our Named Executive Officers or NEOs serves as a member of a Compensation and Human Resources Committee of any other company that has an executive officer serving as a member of our Board. No NEO serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation and Human Resources Committee.
Board Risk Committee
Risk assessment and risk management are the responsibility of our senior management team. The Board Risk Committee is responsible for oversight and review. Oversight is, in part, conducted through the established Enterprise Risk Management Program and is administered by the Bank’s Chief Risk Officer. As part of the Enterprise Risk Management Program, information from the BHBT’s business lines is regularly collected and analyzed to identify, monitor, track, and report various risks within the organization.
Other Risk Oversight Committees
To assist our Board in fulfilling its risk management responsibilities, a network of management oversight committees has been established. These oversight committees have the delegated authority and specific duties to execute our risk management policy. Specifically, the committees listed below are responsible for the ongoing identification, measurement, monitoring, and management of risk.
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Enterprise Risk Management Committee is responsible for reviewing and recommending for approval risk mitigation strategies, risk acceptance, as well as ongoing assessment of the adequacy and effectiveness of internal controls, and oversight of any risk mitigation plans. This committee ensures our company has an appropriate balance between business development objectives, risk tolerances, cost of internal control, operational efficiency, regulatory requirements and customer experiences.
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Management Loan Committee oversees the management of credit risk related to the lending portfolio of the Bank and associated activities, including credit quality, loan production, credit delivery activities, credit policies, problem loan management, and the collection processes. This committee meets regularly and can approve aggregate loan exposure for borrowers up to $5 million.

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Information Technology & Operations Steering Committee is responsible for developing and implementing our technology and operations strategies. This committee manages the implementation of operational risk management practices, including the development of internal policies, procedures and risk tolerance guidelines, assures the quality and performance of the Bank’s project management practices, and ensures the organization’s operational objectives are achieved in a safe and sound manner.

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Asset Liability Management Committee is responsible for the management of interest rate risk, liquidity risk, market risk, and capital adequacy levels, as well as developing strategies governing the effective management of our balance sheet and income statement.

We believe our risk management activities and detailed reports provide clear and concise information to our senior management team, as well as the Board to adequately evaluate compliance with our risk management programs and policies.

2022 PROXY STATEMENT

CORPORATE GOVERNANCE
ISG Corporate Governance Framework
We follow the Investor Stewardship Group’s (ISG) Corporate Governance Framework for U.S. Listed Companies. The six ISG Principles and our corresponding practices are as follows:

Principle 1: Boards are accountable to shareholders
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All Directors are elected annually by a majority of votes cast

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We have proxy access with market terms

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We have robust corporate governance disclosures

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We have responded to all shareholder proposals that received majority support

Principle 2: Shareholders should be entitled to voting rights in line with their economic interest
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Each shareholder gets one vote per share on all matters

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We have majority voting in uncontested director elections, and directors not receiving majority support must tender their resignation for consideration by the Board

Principle 3: Boards should be responsive to shareholders and be proactive in order to understand their perspectives
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We have a robust shareholder engagement program to discuss our business, corporate governance, executive compensation, and sustainability practices

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Our Board considers the feedback received from shareholder engagement when structuring governance, compensation, and sustainability practices

Principle 4: Boards should have a strong independent leadership structure
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The Chair of the Board is an independent, non-executive Director with a robust oversight role that has clearly defined duties that are disclosed to shareholders

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Each Committee of the Board is chaired by an independent Director

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The Board leadership structure is considered at least annually

Principle 5: Boards should adopt structures and practices that enhance their effectiveness
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Excluding our CEO, 100% of our Board is independent

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The Board regularly reviews Director skills with a commitment to Director refreshment to ensure the Board meets the Company’s evolving oversight need

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Each Committee of the Board has an extensive detailed charter outlining the Committee’s duties and responsibilities

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Board members have complete access to Company officers and counsel and may retain outside counsel, financial or other advisors as the Board deems appropriate

Principle 6: Boards should develop management incentive structures that are aligned with the long-term strategy of the company
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The Compensation and Human Resources Committee annually reviews and approves incentive compensation program design, goals and objectives for alignment with compensation and business strategies. Further information can be found in this proxy statement beginning under caption “Compensation Discussion and Analysis” on page 31

2022 PROXY STATEMENT

GOVERNANCE PROCEDURES AND RELATED MATTERS
Governance Procedures and Related Matters
Code of Conduct and Business Ethics
Our Code of Conduct and Business Ethics (Code of Conduct) applies to all our directors, executive officers, employees, contractors and consultants, and articulates our philosophy regarding ethical conduct in the workplace. The Code of Conduct establishes standards for behavior, including standards specific to compliance with laws and regulations, actual or potential conflicts of interest, fairness, insider trading, use of our customers’ information, and public and financial disclosure.
Our Code of Conduct also provides clear guidance on reporting concerns or offenses. Also, we have adopted a Code of Ethics for Senior Financial Officers that supplements the more general Code of Conduct and conforms to the requirements of the Sarbanes-Oxley Act of 2002 and NYSE American listing standards.
Any substantive changes in or waivers of our Code of Conduct granted to a Director, our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, must be disclosed within four business days by a posting on our website. In the case of a waiver of our Code of Conduct for any executive officer or director, the required disclosure also will be made available on our website within four business days of the date of such waiver. Our corporate governance guidelines including the Code of Conduct and Business Ethics are available on our website at https://www.barharbor.bank/about-us/shareholder-relations/
governance.
Securities and Insider Trading Policy
We maintain a Securities and Insider Trading Policy that applies to all our directors, executive officers, employees, contractors and consultants. The policy is designed to prevent insider trading, or even the appearance of insider trading, and to protect our reputation, integrity and ethical conduct. A copy of policy is available on our website at https://www.barharbor.bank/about-us/shareholder-relations/governance.
Prohibition on Hedging
Our Securities and Insider Trading Policy prohibits directors, executive officers, employees, contractors and consultants from engaging in any hedging activity involving our securities.
Board Independence and Qualifications
Under NYSE American corporate governance standards, a majority of the Board must be “independent directors” as defined in Section 803A of the NYSE American Rules. According to Section 803A, “independent director” means a person other than an executive officer or employee of our company. In addition, for a director to qualify as “independent,” the Board must affirmatively determine that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that all the director-nominees listed in this proxy statement meet the applicable independence standards except for Curtis Simard, our President and Chief Executive Officer. Mr. Simard is not a member of the Audit, Compensation and Human Resources, or Governance Committee.
As noted, the Governance Committee identifies nominees to serve as directors primarily by accepting and considering the suggestions and nominee recommendations made by directors, management and shareholders. To date, the Governance Committee has not engaged any third parties to assist in identifying candidates for the Board. The Governance Committee considers a potential candidate’s background, business and professional experience, demonstrated business acumen (including any requisite financial expertise or other special qualifications), ethical character, current employment, the ability to exercise sound business judgment, and a commitment to understand our company, our business and the industry in which we operate.
In addition, the Governance Committee considers a candidate’s experience at a regulated financial institution and whether a candidate has sufficient time to devote to the responsibilities of being a director, their community service or other board service, as well as the racial, ethnic, and gender diversity of the Board. Candidates are subject to a background check and must be clear of any judgments or sanctions. The Governance Committee generally considers a candidate’s qualifications with respect to these broad criteria and assesses whether the candidate can make decisions on behalf of or while representing us in a manner consistent with our stated business goals and objectives.
The Governance Committee will also consider the candidate’s “independent” status in accordance with applicable regulations and listing standards. The Governance Committee will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director must follow the procedures for submission of proposals defined in the section of this proxy statement entitled “Nominations by Shareholders and Other Shareholder Proposals.”
Director Tenure
Each elected director serves until the next succeeding annual meeting and until his or her successor is elected or qualified or until his or her earlier resignation or removal from office. The Board has not established limits on the number of terms that may be served by a director. However, our Bylaws provide that directors will not be nominated for election or re-election after their 72nd birthday except that the full Board may nominate candidates over 72 years of age for election or re-election for a single annual term for special circumstances as determined by the Board and in the best interests of shareholders. We believe the Bank’s best interests are served when the Board is represented by individuals who have developed, over time, valuable insight into our operations, businesses, as well as a profound understanding of our core values and goals toward community growth and prosperity.

2022 PROXY STATEMENT

GOVERNANCE PROCEDURES AND RELATED MATTERS
Bar Harbor Trust Services and Charter Trust Company Committees
Our Company, indirectly through BHBT, has two additional wholly-owned subsidiaries—Bar Harbor Trust Services, or BHTS, and Charter Trust Company, or CTC. BHTS and CTC have separate committees. These committees have identical memberships and are composed of: Daina Belair, Martha Dudman, Curtis Simard, Kenneth Smith and Stephen Theroux. These directors oversee both subsidiaries. Ms. Dudman serves as the Chair for both Committees. The BHTS and CTC committees provide oversight for these two entities that offer trust and wealth management services to clients.
CEO and Senior Management Succession Planning
Our Board oversees CEO and senior executive management succession planning which is formally reviewed at least annually. Our CEO and our Human Resources Officer provide our Board with recommendations and evaluations of potential CEO successors and review their development progress. Our Board reviews potential internal senior executive management candidates with our President and CEO and our Human Resources Officer, including the qualifications, experience, and development priorities for these individuals. Directors engage with potential candidates at Board and committee meetings and in less formal settings to allow directors to personally assess their qualifications.
Further, our Board periodically reviews the overall composition of our senior management’s qualifications, tenure, and experience. Our Board also establishes steps to address emergency succession planning in extraordinary circumstances. Our emergency succession planning is intended to enable us to respond to unexpected position vacancies, including those resulting from a major catastrophe, by continuing our safe and sound operation and minimizing potential disruption or loss of continuity to our organization’s business and operations.
Board Meetings, Committee Membership, and Attendance
In 2021 our Board held ten regular meetings, one strategic planning meeting for measurement against and appropriateness of strategic objectives and one annual meeting. Directors are expected to attend our Annual Meetings of Shareholders, our Board meetings and the Committee meetings of committees of which they are members. Each of our directors attended at least 96.0% of the total number of meetings of our Board and each of the Committees on which they served during 2021. In addition, all the Directors serving on our Board at the time of our 2021 Annual Meeting attended the meeting.
Identifying and Evaluating Director Candidates
Board Composition
Our Board oversees the business and affairs of our organization. Our Board provides active and independent oversight of management. To carry out Board responsibilities, we seek candidates with:
•
Strong business judgment

•
High personal integrity

•
Demonstrated achievement in public entities or private companies

•
Proven leadership and management ability

•
Dedicated—able to devote necessary time to oversight

•
Free of potential conflicts of interests

Our Board seeks directors whose complementary knowledge, experience, and skills provide a broad range of perspectives and leadership expertise in financial services and other highly complex and regulated industries, strategic planning and business development, business operations, marketing and distribution, technology/cybersecurity, risk management and financial controls, human capital management, corporate governance, public policy, and other areas important to our business strategy and oversight. Our Board also assesses directors’ age and tenure, and Board continuity; it strives to achieve a balance between the perspectives of new directors and those of longer-serving directors with industry and institutional insights.
Board Diversity
Although we do not maintain a formal diversity policy, our Board views diversity as a priority and seeks representation across a range of attributes, including gender, race, ethnicity, and professional experience. It regularly assesses our Board’s diversity when identifying and evaluating director candidates. In addition, our Board seeks to include members who are independent, possess financial literacy and expertise, and have an understanding of risk management principles, policies, and practices, and have experience in identifying, assessing, and managing risk exposures. Our 12 director nominees reflect the Board’s commitment to identifying, evaluating, and nominating candidates who possess personal qualities, qualifications, skills, and diversity of backgrounds, and provide a mix of tenures that, when taken together, best serve our company and all stakeholders.
Shareholder Engagement
Our Board and management regularly engage with our shareholders to solicit their views and input on company performance, corporate governance, environmental, social and governance and other topics of interest to shareholders, such as human capital management, and executive compensation matters. These meetings may include participation by our Chairman, President and Chief Executive Officer, Chief Financial Officer, or other senior management members, and they generally focus on our performance, strategy, and business development. The combination of information received in investor meetings and shareholder engagement meetings regularly provides the Board and management with insights into the comprehensive scope of topics important to our shareholders.
Additional Corporate Governance Information
More information about our corporate governance can be found on our website at www.barharbor.bank. Shareholders may also obtain copies of this proxy statement, free of charge, as well as our other corporate filings at our website.

2022 PROXY STATEMENT

BENEFICIAL OWNERSHIP OF COMMON STOCK
Beneficial Ownership of Common Stock
The following table sets forth information regarding the beneficial ownership of our common stock as of March 15, 2022 by: 1) each person or entity known by us to own beneficially more than 5% of the outstanding common stock calculated on the number of shares outstanding on March 15, 2022; 2) each current director and nominee for election to the Board; 3) each NEO; and 4) all executive officers and directors as a group. We had 15,012,606 shares of common stock, net of treasury shares, outstanding as of March 15, 2022. Unless otherwise indicated, the address of all individuals listed below is 82 Main Street, PO Box 400, Bar Harbor, Maine, 04609.
The information provided is based on our records and information furnished by the persons listed. We are not aware of any arrangement that could at a subsequent date result in a change in control of our company.
The number of shares beneficially owned by the person(s) set forth below is determined under the rules of Section 13 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, an individual is considered to beneficially own any shares of common stock if he or she directly or indirectly has or shares or has the right within 60 days to directly or indirectly have or share 1) voting power, which includes the power to vote or to direct the voting of the shares; or 2) investment power, which includes the power to dispose or direct the disposition of shares.

NAME OF BENEFICIAL OWNERS	TITLE OF CLASS	AMOUNT OF BENEFICIAL OWNERSHIP	FOOTNOTES	PERCENT OF CLASS1
5% or more beneficial owners
BlackRock, Inc.	Common	1,117,209	2	7.50%
FMR LLC	Common	992,295	3	6.60%
DIRECTORS
Belair, Daina H.	Common	6,496		*
Caras, Matthew L.	Common	14,672		*
Colter, David M.	Common	6,694	4	*
Dimick, Steven H.	Common	9,196		*
Dudman, Martha T.	Common	17,704		*
Fernald, Lauri E.	Common	13,338		*
O’Halloran, Brendan J.	Common	8,836		*
Simard, Curtis C.	Common	70,155	9	*
Smith, Kenneth E.	Common	19,022	5	*
Theroux, Stephen R.	Common	64,276	6	*
Toothaker, Scott G.	Common	37,715	7	*
Woodside, David B.	Common	18,182	8	*
NAMED EXECUTIVE OFFICERS
Iannelli, Josephine	Common	21,497	9	*
Colombo, Marion	Common	10,979	9	*
Mercier, John M.	Common	11,011	9	*
Edgar, Jason P.	Common	6,489	9	*
All directors and executive officers as a group (16 persons)		336,262	10	2.22%

1.
Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares. All individual holdings amounting to less than 1% of issued and outstanding common stock are marked with an (*).

2.
BlackRock, Inc, holdings are disclosed based on their ownership as of December 31, 2021 as filed on Form Schedule 13G on February 1, 2022. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

3. FMR LLC holdings are disclosed based on their ownership as of December 31, 2021 as filed on Form Schedule 13G on February 9, 2022. The address of FMR LLC is 245 Summer Street, Boson, MA 02210.
4. Includes 30 shares owned by Mr. Colter’s children.
5. Includes 3,990 shares over which voting and dispositive powers are shared jointly with Mr. Smith’s spouse.

2022 PROXY STATEMENT

BENEFICIAL OWNERSHIP OF COMMON STOCK

6.
Includes 24,844 shares over which voting and dispositive powers are shared jointly with Mr. Theroux’s spouse. This number does not include 20,000 shares held within a Supplemental Executive Retirement Plan for which Mr. Theroux does not have voting or dispositive powers.

7. Includes 4,500 shares over which voting and dispositive powers are shared with Mr. Toothaker’s spouse.

8.
Includes 3,776 shares over which voting and dispositive powers are shared jointly with Mr. Woodside’s spouse. This also includes 1,500 shares owned by Mr. Woodside’s spouse over which he does not have voting or dispositive powers.

9.
The table below includes (a) shares the NEOs own directly, (b) shares over which NEOs have voting power of fully vested shares under our 401(k) Plan, (c) time-vested and performance shares (disclosed at Target) scheduled to be issued to the executives within 60 days of the March 15, 2022 record date under the long-term incentive plans. These ownership positions are set forth in the table below:

10.
Total beneficial ownership excludes 1,000 (.0001%) shares of common stock as of the March 15, 2022 record date held by one trust, which, for the purpose of voting, are allocated equally among the directors present at the Annual Meeting under the terms of the respective trust instruments. No director has any other beneficial interest in these shares. This trust is denominated for purposes of this proxy statement as the “Parker Trust.“ The Parker Trust was established in 1955 in perpetuity. BHTS, our second tier non-depository trust services company located in Ellsworth, Maine, is the sole Trustee, with full powers, of this trust benefiting the Mt. Heights Cemetery in Southwest Harbor, Maine.

NAME	DIRECT (a)	401(k) PLAN (b)	LONG TERM INCENTIVE EQUITY (c)
Simard, Curtis C.	56,866	1,258	12,030
Iannelli, Josephine	15,582	—	5,915
Colombo, Marion	7,260	—	3,719
Mercier, John M.	7,292	—	3,719
Edgar, Jason P.	3,240	—	3,249
Section 16(a) of the Securities Exchange Act requires our executive officers and directors and any persons owning ten percent or more of our common stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish us with copies of the reports.
Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from our executive officers and directors, we believe that all required reports were timely filed during 2021, except that Jason P. Edgar inadvertently failed to file one report.

2022 PROXY STATEMENT

PROPOSAL 1
ELECTION OF DIRECTORS
Proposal 1 Election of Directors
Directors and Nominees
At the Annual Meeting, shareholders will elect the entire Board of Directors to serve for the ensuing year and until their successors are elected and qualified. The Board has designated as nominees for election the 12 persons named below, 11 of which currently serve as a director. Each director nominee has consented to being named in this proxy statement and to serving as a director if elected.
Listed are each nominee’s name, age as of our Annual Meeting date, tenure of Board service, committee memberships, principal occupation, business experience, Board Committee positions, and positions with our subsidiaries consisting of BHBT and CTC. We also discuss the qualifications, attributes, and skills that led our Board to nominate each director for election. The terms of all current directors expire at the 2023 Annual Meeting.

NAME	AGE	YEAR FIRST ELECTED OR APPOINTED DIRECTOR	POSITION(S) WITH OUR COMPANY	POSITION(S) WITH OUR SUBSIDIARIES
Daina H. Belair	66	2015	Director	Director, BHBT since 2015 Director, BHTS since 2015 Director, CTC since 2017
Matthew L. Caras	65	2014	Director	Director, BHBT since 2014
David M. Colter	54	2016	Director	Director, BHBT since 2016
Steven H. Dimick	71	2017	Director	Director, BHBT since 2017
Martha T. Dudman	70	2003	Director	Director, BHBT since 2003 Chairman, BHTS since 2005 Director, BHTS since 2003 Chairman, CTC since 2017 Director, CTC since 2017
Lauri E. Fernald	60	2005	Director	Director, BHBT since 2005
Debra B. Miller	64	Nominee	Nominee	None
Brendan J. O’Halloran	59	2018	Director	Director, BHBT since 2018
Curtis C. Simard	51	2013	Director, President and CEO since August 2013	President and CEO of BHBT since 2013 Director, BHBT since 2013 Director, BHTS since 2013 Director, CTC since 2017
Kenneth E. Smith	68	2004	Director	Director, BHBT since 2004 Director, BHTS from 2004–2013 and 2015 to present Director, CTC since 2017
Scott G. Toothaker	59	2003	Director	Director, BHBT since 2003
David B. Woodside	70	2003	Director	Director, BHBT since 2003 Chairman of the Board since 2016

2022 PROXY STATEMENT

PROPOSAL 1
ELECTION OF DIRECTORS
NUMBER OF BOARD AND COMMITTEE MEETINGS HELD IN 2021
BOARD	EXECUTIVE	AUDIT	COMPENSATION & HUMAN RESOURCES	GOVERNANCE	BOARD RISK
10	0	4	5	5	12

Note:
In addition to the number of formal meetings reflected above, from time to time our Board and/or its committees also held educational and/or informational sessions related to emerging topics and best practices.

Our Board has determined that all but one of the director nominees are “independent directors” in accordance with applicable laws, regulations, and NYSE American LLC listing requirements. The exception is director nominee Curtis C. Simard, who currently serves as our President and Chief Executive Officer. Mr. Simard is not a member of the Audit, Compensation and Human Resources, or Governance Committees.
The Board selected our 12 director nominees based on their satisfaction of the core attributes described starting on page 10, and the belief that each can make substantial contributions to our Board and Company. Our Board believes our nominees’ depth of experience and their mix of attributes strengthen our Board’s independent leadership and effective oversight of management relating to our businesses, our industry’s operating environment, and our long-term strategy. Our 12 director nominees:
•
are seasoned leaders who have held diverse leadership positions in complex, highly regulated businesses (including banks and other financial services organizations)

•
have served as chief executives or other senior positions in the areas of finance, legal, public relations, marketing and customer service

•
bring deep and diverse experience in public and private companies, financial services, the public sector, nonprofit organizations, and other domestic and international businesses

•
are experienced in regulated, non-financial services industries and organizations, adding to our Board’s understanding of overseeing a business subject to governmental oversight, and enhancing the diversity of our Board with valuable insights and fresh perspectives that complement those of our directors with specific experience in banking or financial services
•
represent diverse backgrounds and viewpoints

•
strengthen our Board’s oversight capabilities by having varied lengths of tenure that provide historical and new perspectives about our company

Stock Ownership Guidelines
Our Bylaws require that each director own a minimum of 500 shares no later than one year following their initial election to the Board. In addition, our Board has implemented a policy requiring each director to own a minimum of five times his or her annual stipend. Ownership must be attained within five years of a director’s initial election and may include their 500 qualifying shares.
All current director nominees are in conformity with the Bylaws.
Vote Required
Our directors will be elected by a plurality of the votes cast at the Annual Meeting by shareholders present at the meeting or represented by proxy and entitled to vote on the election of directors. Plurality means that the individuals who receive the largest number of “FOR” votes will be elected as directors. If you do not vote for a nominee, or you indicate “WITHHOLD” for any nominee on your proxy card, your vote will not count “FOR” or “AGAINST” the nominee. You may not vote your shares cumulatively in the election of directors. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial shareholder. Therefore, broker non-votes will have no effect on the vote.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE 12 DIRECTOR NOMINEES.

2022 PROXY STATEMENT

DIRECTOR NOMINEES
Director Nominees
DAINA H. BELAIR	DIRECTOR SINCE: 2015
AGE: 66 COMMITTEE MEMBERSHIPS: • AUDIT COMMITTEE • GOVERNANCE COMMITTEE • BAR HARBOR TRUST SERVICES COMMITTEE • CHARTER TRUST COMMITTEE

Mrs. Belair is a retired attorney and a member of the New York and District of Columbia Bar Associations. In 2008, she relocated to Maine where she owned and operated the Inn at Sunrise Point until mid-2021 and is now retired. During her more than 25 years as a practicing attorney she specialized in banking and financial services. In 2002-2006 she served as General Counsel and Managing Director of U.S. Trust Corporation and its subsidiary banks, U.S. Trust Company of New York and U.S. Trust Company N.A. Prior to that she was employed by Citibank N.A. for 15 years, as a Vice President and Managing Director, and holding various senior division general counsel and compliance officer positions for Citibank’s international corporate and institutional business as well as general counsel for the Citibank Private Bank. Earlier in her career she practiced law in Washington D.C. At this time, she primarily resides in South Carolina but maintains family and business ties to Maine.
Professional and Leadership Highlights:
•
Significant banking, wealth management and regulatory experience

•
Served as a Director of various private not-for-profit organizations, including Home Counselors Inc. in Maine and Women in Housing and Finance in Washington DC

•
Served as Director and Treasurer of the Penobscot Bay Chamber of Commerce and as President of the Lincolnville Business Group

•
Served on the Town of Lincolnville Budget Committee

Mrs. Belair’s legal background in the financial services industry and hospitality experience provides valuable guidance to the Board.

MATTHEW L. CARAS, JD	DIRECTOR SINCE: 2014
AGE: 65 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • COMPENSATION AND HUMAN RESOURCES COMMITTEE • GOVERNANCE COMMITTEE • BOARD RISK COMMITTEE (CHAIR)

An attorney and member of the Maine Bar for more than 20 years, Mr. Caras is a founder and principal of Leaders LLC, a mergers and acquisitions advisory services firm representing public, private, and family-owned businesses in a broad range of industries throughout the United States and globally. Mr. Caras is also a mediator and neutral negotiation facilitator who has conducted over 150 mediation sessions and facilitated transactions as a neutral party. Mr. Caras resides in Arrowsic, Maine.
Professional and Leadership Highlights:
•
Serves on the Arrowsic, Maine Planning Board

•
Former partner, department chair, and member of the executive committee of Verrill Dana LLP, a full-service law firm with over 130 attorneys and offices in Portland, Maine; Boston, Massachusetts; Westport, Connecticut, Washington, DC; and White Plains, NY

Mr. Caras’ legal expertise in commercial transactions, as well as his business knowledge of the many industries with which we conduct business is invaluable to the Board with our growing customer service area throughout Northern New England.

2022 PROXY STATEMENT

DIRECTOR NOMINEES
DAVID M. COLTER	DIRECTOR SINCE: 2016
AGE: 54 COMMITTEE MEMBERSHIPS: • AUDIT COMMITTEE • BOARD RISK COMMITTEE • COMPENSATION AND HUMAN RESOURCES COMMITTEE

Mr. Colter currently serves as President and Chief Executive Officer of GAC Chemical Corporation in Searsport, Maine. GAC manufactures and distributes industrial, specialty, and fine inorganic and organic chemicals. Prior to joining GAC and moving to Maine, he worked for Ernst & Young in Ohio in their Financial Institutions Group. Mr. Colter resides in Hampden, Maine.
Professional and Leadership Highlights:
•
Board member, Maine State Chamber of Commerce

•
Board Chairman and Audit Committee, member of University of Maine Pulp and Paper Foundation

•
Holds Certified Public Accountant and Chartered Global Management Accountant designations

•
Former member of the Board, Executive Committee and Treasurer for the Ronald McDonald House, NW Ohio

•
Former District Chairman, Waldo District, Boy Scouts of America

Mr. Colter’s experience as the principal executive officer of a manufacturing company, as well as his educational and professional credentials, bring essential qualifications and skills to the Board.

STEVEN H. DIMICK	DIRECTOR SINCE: 2017
AGE: 71 COMMITTEE MEMBERSHIPS: • AUDIT COMMITTEE • GOVERNANCE COMMITTEE

Mr. Dimick joined our Board in January 2017. He previously served as a director of Lake Sunapee Bank since November 2013. His career has included serving as a member of the Randolph National Bank Board of Directors from 1981-2013 and as a Director/President/CEO at Central Financial Corporation. Mr. Dimick is retired and resides in Randolph, Vermont.
Professional and Leadership Highlights:
•
Substantial banking experience in New England, including at the executive and board levels

•
Served as President of the Vermont Chapter of the Bank Administration Institute

•
Former member of the National Board of Directors of the Independent Community Bankers of America representing Vermont

•
Served as the Chairman of the Vermont Bankers Association

•
Former Trustee of Gifford Medical Center

Mr. Dimick’s substantial experience as an executive officer and bank director greatly contributes to the Board’s leadership capabilities and strength in overseeing and guiding the Bank.

2022 PROXY STATEMENT

DIRECTOR NOMINEES
MARTHA T. DUDMAN	DIRECTOR SINCE: 2003
AGE: 70 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • GOVERNANCE COMMITTEE • BAR HARBOR TRUST SERVICES COMMITTEE (CHAIR) • CHARTER TRUST COMMITTEE (CHAIR)

Ms. Dudman has served as the President of Dudman Communications Corporation, operating a group of radio stations in Ellsworth and Bangor, Maine. She currently serves as Senior Counsel with Gary Friedmann & Associates since 2011, and held the same position from 1999 to 2006, providing fundraising consulting services to nonprofits throughout Maine. Ms. Dudman is also a published author. Ms. Dudman resides in Northeast Harbor, Maine.
Professional and Leadership Highlights:
•
Former Corporate President, with experience extending to nonprofit relationship building

•
Vice President of the Summer Scholarship Endowment Foundation

•
Past President of the Northeast Harbor Library

•
Member of the Board of Selectmen for the Town of Mount Desert

•
Served on numerous non-profit boards; awarded membership in the Deborah Morton Society, recognizing women of high distinction in their careers and public service and whose leadership in civic, cultural, and social causes has been exceptional

Ms. Dudman’s extensive experience in business management, public relations, marketing and sales provide a unique insight into our operations and strategic long-term goals.

LAURI E. FERNALD	DIRECTOR SINCE: 2005
AGE: 60 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • GOVERNANCE COMMITTEE (CHAIR) • BOARD RISK COMMITTEE

Ms. Fernald is an owner of Jordan-Fernald Funeral Home headquartered in Mount Desert, Maine and is a Certified Funeral Service Practitioner. Ms. Fernald resides in Mount Desert, Maine.
Professional and Leadership Highlights:
•
Currently serves as Managing Partner of L.E. Fernald LLC, and 125 Franklin Street LLC, operating as real estate holding companies and has managed several businesses over her career

•
Serves on the finance committee of Hospice Volunteers of Hancock County

•
Treasurer, Parish of St. Mary and St. Jude Episcopal Church of Northeast Harbor and Seal Harbor

•
Member for the Maine Coast Memorial Hospital Foundation Council

•
Current member of numerous foundations and associations including the Woodbine Cemetery Association of Ellsworth, the Brookside Cemetery Corp. of Mount Desert, and Maine Community Foundation Hancock County Committee

Ms. Fernald’s commercial and community service experience brings a depth of knowledge and perspective to the Board and the markets we serve.

2022 PROXY STATEMENT

DIRECTOR NOMINEES
DEBRA B. MILLER	DIRECTOR SINCE: NOMINEE
AGE: 64 COMMITTEE MEMBERSHIPS: • NEW DIRECTOR NOMINEE

Mrs. Miller has served as the Vice President of External Relations at the NH Community Loan Fund since 2013. She oversees the organization’s philanthropy, marketing and communications as well as their public policy efforts. She previously served as Senior Vice President and Director of Corporate Affairs in New England for Citizens Bank where she was responsible for overseeing public and community relations, media relations, internal communications, special events, charitable contributions, marketing sponsorships and government affairs for the New England region.  In addition, she was responsible for the bank’s Community Reinvestment Act programs throughout its 13-state footprint.
Professional and Leadership Highlights:
•
Received a BS in Urban Affairs and Economics from Winston-Salem University

•
Previously served as the Chair of the Board of Trustees for Winston-Salem State University and the past chair of Whittier Street Health Center in Roxbury, MA

•
Previously appointed by New Hampshire Governor Jeanne Shaheen to serve as a trustee for the University System of New Hampshire where she chaired the External Affairs Committee

•
Among other awards, recognized as one of New Hampshire’s Remarkable Women by New Hampshire Magazine, received the Susan B. Anthony Award from the Manchester YWCA, and received the Leading Women Award from the Girl Scouts Patriots’ Trail Council

Mrs. Miller’s significant experience in banking and compliance combined with her community service experience provide a valuable combination of proven skills and insights to the Board.

BRENDAN J. O’HALLORAN	DIRECTOR SINCE: 2018
AGE: 59 COMMITTEE MEMBERSHIPS: • COMPENSATION COMMITTEE • GOVERNANCE COMMITTEE • BOARD RISK COMMITTEE

Mr. O’Halloran began his career at The First Boston Corporation in New York City and was employed by Toronto Dominion Bank Financial Group in varying capacities since 1989. Prior to his retirement in 2015, his most recent position was Vice Chair & Region Head, TD Securities where he oversaw TD Securities investment banking, trading and operational activities in the US through its offices in New York, Chicago, Boston, Houston, and Philadelphia. Mr. O’Halloran resides in Chatham, Massachusetts and Naples, Florida.
Professional and Leadership Highlights:
•
Holds an AB from Princeton University and an MBA from the Harvard Graduate School of Business Administration

•
Substantial banking experience including oversight of broad geography and multiple business lines. Demonstrated leadership skills that include strong integration and strategic expansion experience across various credit and capital market cycles

•
Serves as a member of the Board of Directors of Cigent Technology, Inc., Fort Meyers, Florida

•
Served as a trustee for the Institute of International Bankers

Mr. O’Halloran’s extensive experience in the financial services industry and specifically regulatory interaction and oversight is an invaluable asset to our Board.

2022 PROXY STATEMENT

DIRECTOR NOMINEES
CURTIS C. SIMARD	DIRECTOR SINCE: 2013
AGE: 51 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • BAR HARBOR TRUST SERVICES COMMITTEE • CHARTER TRUST COMMITTEE • BOARD RISK COMMITTEE

Mr. Simard has served as our President and Chief Executive Officer since August 10, 2013. Prior to joining the Bank, he served as Senior Vice President and Managing Director of Corporate Banking for TD Bank from 2002 to 2013. He was also affiliated with First New Hampshire Bank and its successor, Citizens Bank, from 1992 to 2002 working on various business initiatives. Mr. Simard resides in Mount Desert, Maine.
Professional and Leadership Highlights:
•
Serves as a member on the Executive Committee of Maine Bankers Association

•
Serves as a member of the Board of Directors at the Seal Cove Auto Museum and the Ellsworth Business Development Corporation

•
Serves as a member of the Board of Directors at the Business and Industry Association of New Hampshire

•
Serves as Chair of Maine Bankers Association

•
Previous Board member of Northern Light Maine Coast Memorial Hospital and the Abbe Museum a Smithsonian affiliate representing Native American Culture.

Mr. Simard’s position as our President and CEO, his long track record of banking throughout the Northeastern United States, particularly New England, and his leadership of our Company provide extensive insight of our opportunities, challenges and operations.

KENNETH E. SMITH	DIRECTOR SINCE: 2004

AGE: 68
COMMITTEE MEMBERSHIPS:
•
EXECUTIVE COMMITTEE

•
COMPENSATION
AND HUMAN RESOURCES COMMITTEE
(CHAIR)

•
BOARD RISK COMMITTEE

•
BAR HARBOR TRUST
SERVICES COMMITTEE

•
CHARTER TRUST
COMMITTEE

Mr. Smith is the former owner and innkeeper of Manor House Inn from 2003-2020 at which time he retired and was the former owner of Wonder View Inn, both of which are lodging facilities located in Bar Harbor, Maine. Mr. Smith resides in Bar Harbor, Maine.
Professional and Leadership Highlights:
•
40 years plus of experience and expertise in the hospitality and customer service industry

•
Serves as a Commissioner of the Bar Harbor Housing Authority

•
Member of the Bar Harbor Cruise Ship Committee

•
Member of Anah Shrine

•
Member of Acadia National Park Advisory Committee

•
Vice Chair of the Bar Harbor Housing Authority

•
Former Chairman and long-time member of the Bar Harbor Town Council

•
Past President and current member of the Bar Harbor Rotary Club

Mr. Smith’s expertise in the hospitality industry is beneficial to the Board as it represents a critical segment of the local economy and our commercial loan portfolio.

2022 PROXY STATEMENT

DIRECTOR NOMINEES
SCOTT G. TOOTHAKER	DIRECTOR SINCE: 2003
AGE: 59 COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE • AUDIT COMMITTEE (CHAIR) • BOARD RISK COMMITTEE

Mr. Toothaker continues to serve as Managing Principal of Melanson Heath & Co., PC, a certified public accounting firm with four offices located in Maine, New Hampshire, and Massachusetts. The firm specializes in professional services to individuals, as well as small to medium sized businesses and entrepreneurs throughout New England. Mr. Toothaker resides in Nashua, New Hampshire.
Professional and Leadership Highlights:
•
Holds an MBA from the University of Maine and a MTax from Bentley College

•
Experience in navigating financial management and transition across many industries and through various economic cycles

As a practicing CPA, Mr. Toothaker has experience across business and personal financial management that is well suited in his role as a director and Chair of the Board’s Audit Committee.

DAVID B. WOODSIDE	DIRECTOR SINCE: 2003
AGE: 70 • CHAIRMAN OF THE BOARD OF DIRECTORS COMMITTEE MEMBERSHIPS: • EXECUTIVE COMMITTEE (CHAIR) • COMPENSATION AND HUMAN RESOURCES COMMITTEE • BOARD RISK COMMITTEE

Since 1989, Mr. Woodside has served as Chief Executive Officer and Director of The Acadia Corporation, a locally owned company operating retail shops on Mount Desert Island. Mr. Woodside resides in Bar Harbor, Maine.
Professional and Leadership Highlights:
•
Received a BS in Business Administration from the University of Maine

•
Served as Vice Chair of the National Park Hospitality Association

•
Past member of the Bar Harbor Town Council

•
Past president of the Bar Harbor Rotary Club and Bar Harbor Chamber of Commerce

Mr. Woodside’s in-depth knowledge of the retail and hospitality industries both in Maine and across the country provide significant expertise to the Board.

2022 PROXY STATEMENT

DIRECTOR NOMINEES
Board Skills and Demographics—Bar Harbor Bankshares
Skills & Experience	Belair	Caras	Colter	Dimick	Dudman	Fernald	Miller	O’Halloran	Simard	Smith	Toothaker	Woodside
Executive Leadership	✓	✓	✓	✓	✓	✓		✓	✓		✓	✓
Financial Services Industry	✓	✓	✓	✓			✓	✓	✓	✓	✓	✓
Financial Reporting/Audit/Capital Planning	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓
Risk Management	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓
Compliance/Legal/Regulatory	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Technology/Information Security/ Cybersecurity	✓		✓	✓				✓	✓		✓	✓
Mergers & Acquisitions	✓	✓	✓	✓			✓	✓	✓		✓	✓
Human Capital Management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Public Company Experience	✓			✓			✓	✓	✓	✓	✓
Board Independence and Tenure
Independent	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓
Board Tenure (years)	6	7	7	4	18	16	Nominee	3	9	17	18	18
Board Demographics
Age	66	65	54	71	70	60	64	59	51	68	59	70
Gender	F	M	M	M	F	F	F	M	M	M	M	M
Race	Caucasian/ White	Caucasian/ White	Caucasian/ White	Caucasian/ White	Caucasian/ White	Caucasian/ White	African American/ Black	Caucasian/ White	Caucasian/ White	Caucasian/ White	Caucasian/ White	Caucasian/ White

2022 PROXY STATEMENT

EXECUTIVE OFFICERS
Executive Officers
Below is a list of our Executive Officers, including their ages and positions with us and our subsidiaries BHBT, BHTS and CTC.
NAME	AGE	SINCE	CURRENT POSITION	POSITIONS WITH SUBSIDIARIES
Curtis C. Simard	51	2013	Director, President and CEO	President and CEO of BHBT since June 2013. Director of BHBT since June 2013. Director, BHTS since June 2013. Director of CTC since 2017
Josephine Iannelli	49	2016	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President, Chief Financial Officer, and Treasurer of BHBT and BHTS since 2016. Chief Financial Officer and Treasurer of CTC since 2017
Marion Colombo	56	2018	N/A	Executive Vice President, Director of Retail Delivery of BHBT since 2018
John M. Mercier	58	2018	N/A	Executive Vice President, Chief Lending Officer of BHBT since 2018. Formerly Executive Vice President, Senior Lender NH and VT of BHBT since 2017
Jason Edgar	45	2019	N/A	President of BHTS and CTC since June 2019
Jennifer Svenson	57	2019	N/A	Senior Vice President, Chief Human Resources Officer of BHBT since June 2019
Joseph P. Scully	60	2021	N/A	Senior Vice President, Chief Information Officer and Director of Operations of BHBT since April 2021
John M. Williams, II	31	2021	N/A	Senior Vice President, Chief Risk Officer of BHBT since April 2021
Our Bylaws provide that our Board elect executive officers annually. The Bylaws further provide the President and CEO, Chairman and Vice Chairman, if any, shall serve at the pleasure of the Board or until their successors have been chosen and qualified. All other officers serve at the pleasure of the Board and the CEO. There are no arrangements or understandings between any of the directors, executive officers, or any other persons pursuant to which the above directors have been selected as directors or any of the above officers have been selected as officers. There are no “family relationships” (as defined by the SEC) between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

2022 PROXY STATEMENT

EXECUTIVE OFFICERS
CURTIS C. SIMARD

Mr. Simard has served as our President and Chief Executive Officer since August 10, 2013. Prior to joining the Bank, he served as Senior Vice President and Managing Director of Corporate Banking for TD Bank from 2002 to 2013. He was also affiliated with First New Hampshire Bank and its successor, Citizens Bank, from 1992 to 2002 working on various business initiatives. Mr. Simard resides in Mount Desert, Maine.
Professional and Leadership Highlights:
•
Serves as a member on the Executive Committee of Maine Bankers Association

•
Serves as a member of the Board of Directors at the Seal Cove Auto Museum and the Ellsworth Business Development Corporation

•
Serves as a member of the Board of Directors at the Business and Industry Association of N.H.

•
Serves as Chair of Maine Bankers Association

•
Previous Board member of Northern Light Maine Coast Memorial Hospital and the Abbe Museum a Smithsonian affiliate representing Native American Culture.

Mr. Simard’s position as our President and CEO, his extensive track record of banking throughout the Northeastern United States, particularly New England, and his leadership of our company provide him with considerable insight of our opportunities, challenges and operations.

JOSEPHINE IANNELLI

Ms. Iannelli joined Bar Harbor Bank & Trust in October 2016 as Executive Vice President, Chief Financial Officer and Treasurer. Prior to joining the organization, Ms. Iannelli served as Senior Executive Vice President, Chief Financial Officer and Treasurer of Berkshire Hills Bancorp in Pittsfield, Massachusetts. She began her career at KPMG and subsequently KeyCorp. She also served in various roles at National City Corporation starting in 2002 up to and including the acquisition and integration into PNC Financial Services Group. Ms. Iannelli resides in Mount Desert, Maine.
Professional and Leadership Highlights:
•
Holds a BS in Accounting from Baldwin Wallace University

•
Serves as a member of the Board of Directors and Chair of the Audit Committee for the Maine Seacoast Mission

•
Serves as a member of the Board of Trustees and Chair of the Finance Committee for Camp Beech Cliff

•
Owned her own consulting company serving both national and international publicly traded clients

In these varying roles, Ms. Iannelli’s experience and expertise encompasses senior financial leadership in accounting policy, financial planning and analytics, treasury, investor relations, SEC and regulatory reporting, investment management, tax, and mergers and acquisitions.

2022 PROXY STATEMENT

EXECUTIVE OFFICERS
MARION COLOMBO

Ms. Colombo joined our company in February 2018 as Executive Vice President, Director of Retail Delivery. She is responsible for retail strategy and delivery working with teams to ensure that our customer experience is consistent with outstanding service across all locations in Maine, New Hampshire and Vermont. She has demonstrated the ability to partner with business lines to advance wallet share beyond the branch environment. Ms. Colombo resides in York, Maine.
Professional and Leadership Highlights:
•
Prior to joining Bar Harbor Bank & Trust, Ms. Colombo served in multiple leadership roles at TD Bank for 30 years. She served as Market President of Retail for TD Bank in Boston, Massachusetts from 2009 to 2018 where she was responsible for the retail strategy for 110 de novo branches across Greater Boston and Rhode Island

•
Past recipient of the Abigail Adams award from the Massachusetts Women’s Political Caucus, recognizing her as an Outstanding Woman Leader

•
Serves as a member of Olympia’s Snowe Women’s Leadership Institute Leaders Network

•
Served with the United Way, Boston Partners in Education, and other nonprofits having been recognized for extraordinary support of women in the workplace

Ms. Colombo’s in-depth knowledge of retail banking and her strong leadership skills and experience provide significant expertise in this important segment of our business.

JOHN M. MERCIER

Mr. Mercier has served as our Executive Vice President and Chief Lending Officer since October 1, 2018. He joined our company in April 2017 as Executive Vice President, Senior Loan Officer for New Hampshire and Vermont. His banking career spans more than 30 years with significant lending experience in many types of lending, across segments, and through various economic cycles. Prior roles have included various initiatives at Citizens Bank, KeyCorp, TD Bank, and most recently as Executive Vice President, Senior Lender of Primary Bank in Bedford, New Hampshire from October 2015 to April 2017. Mr. Mercier resides in Manchester, New Hampshire.
Professional and Leadership Highlights:
•
Received a BS in Finance from Bentley College

•
Graduate of the New England School of Banking

•
Serves as a member of the Board of Trustees and is Treasurer of the Elliot Health System

•
Serves as a Manchester, NH Police Commissioner

•
Past Chairman and Trustee Emeritus of Southern New Hampshire Health System

•
Past Chairman of the Manchester-Boston Regional Airport Authority

•
Past Trustee of various nonprofits including the Granite United Way, New Hampshire Institute of Art, and the Manchester Boys & Girls Club

In his role, Mr. Mercier’s experience provides for the effective planning, development and implementation of the Bank’s long-term lending strategies, including initiatives such as portfolio mix, growth strategies and market penetration objectives.

2022 PROXY STATEMENT

EXECUTIVE OFFICERS
JASON EDGAR

Mr. Edgar joined our company in June 2019 as President of BHTS and CTC. He is responsible for setting the strategic direction and managing the day-to-day business of BHTS and CTC. Mr. Edgar resides in Atkinson, New Hampshire.
Professional and Leadership Highlights:
•
Prior to joining Bar Harbor Bank & Trust, Mr. Edgar served in multiple leadership roles at Berkshire Bank in Burlington, Massachusetts. He served as the Chief Investment Officer and Director of Wealth Management from 2016 to 2019. In his position at Berkshire Bank, he was responsible for setting Wealth Management’s investment strategy, as well as overseeing its strategic direction. From 2014 to 2016 he served as New England Regional Leader for Berkshire Bank.

•
He received a BA Degree in Political Science from the University of Connecticut.

Mr. Edgar’s strong wealth management experience, deep industry knowledge and significant leadership skills provide expertise in this important segment of our business.

JENNIFER SVENSON

Ms. Svenson joined Bar Harbor Bank & Trust in June 2019 as Senior Vice President, Chief Human Resources Officer. She is responsible for all core Human Resources functions such as recruitment, engagement, leadership development, employee relations, and retention. Ms. Svenson resides in Carrabassett Valley, Maine.
Professional and Leadership Highlights:
•
Prior to joining Bar Harbor Bank & Trust, Ms. Svenson served in multiple leadership roles at Ironshore Insurance in Boston, Massachusetts. Most recently, from 2009 to 2019, she led the US HR function and was accountable for all facets of human resources including compensation, benefits, leadership development, talent acquisition, performance management, reporting and compliance.

•
She received a BA in Psychology from the North Adams State College, and she earned an MBA from Salem State College

•
She holds SHRM Certifications in Human Resource Management and Pension and Employee Benefits

With more than 25 years of human resources experience including a strong understanding of human capital management and the complexities of managing a multi-state workforce, Ms. Svenson is well suited in her role leading our human resources function.

2022 PROXY STATEMENT

EXECUTIVE OFFICERS
JOSEPH SCULLY

Mr. Scully is the CIO and Director of Operations at Bar Harbor Bank & Trust and is responsible for guiding the bank’s Technology, Project & Vendor Management, Business Continuity, Real Estate Management, and Deposit/Loan Operations functions. Mr. Scully has nearly four decades of experience working in the Department of Defense and Financial Services verticals. He has supervised Information Technology & Security, Fraud, Project Management, Facilities, and Card Operations departments throughout his career and has served on multiple banking and security industry committees during the last 20 years. Since arriving at the bank, Mr. Scully has spearheaded the modernization of our enterprise infrastructure and has played key roles in a majority of the bank’s strategic initiatives to include merger and acquisition projects. Mr. Scully resides in Plymouth, Maine.
Professional and Leadership Highlights:
•
Past FS-ISAC Payments Risk Council Member

•
Past Trusteer Product Advisory Committee Member

Mr. Scully holds an Associate’s degree of Applied Science from Edison State Community College in Ohio. Mr. Scully is a proud US Army veteran.

JOHN WILLIAMS

Mr. Williams has served as our Senior Vice President, Chief Risk Officer since April 2021, and has served in varying and progressively higher roles of responsibilities within risk management of the company since December 2014. Mr. Williams was deeply involved with the Bank’s M&A activity, including work relative to due diligence reviews and leading e-commerce integrations for each transaction. Prior to that, Mr. Williams served in various risk management capacities at another Maine-based financial institution. Mr. Williams resides in Clifton, Maine.
Professional and Leadership Highlights:
•
Received a BA in Economics from Yale University

•
Board member of several community and non-profit endeavers, including the Town of Clifton TIF Committee and Northern Light Eastern Maine Medical Center Institutional Review Board

•
Significant involvement in the Company’s M&A activity

Mr. Williams’ leadership, education, and risk management experience makes him well-suited to lead the overall risk management culture throughout the organization.

2022 PROXY STATEMENT

Certain Relationships and Related-Party Transactions
Certain Relationships and Related-Party Transactions
Transactions with Management and Others
We administer related party transactions under compliance with NYSE American Rule 120 and Item 404(a) of Regulation S-K. This policy provides for Audit Committee oversight of related party transactions that exceed a de minimis lifetime income statement impact of $25,000 (except for loan transactions, administered according to Federal Regulation O, as described more fully below). Any transactions that qualify under this policy are reviewed by the Audit Committee (or another acceptable Board Committee, or the full Board) for pre-approval. Other than the Somesville Lease described below, and loans offered in the ordinary course of business and approved by the Bank’s Board of Directors there were no related party transactions in 2021.
The company entered into a long-term lease for a Bank branch located in Somesville, Maine, effective February 1, 2006, which we refer to as the Somesville Lease. The Somesville Lease currently has a lease that runs through 2026. During each subsequent lease year, the base rent is increased using a formula tied to certain changes in the consumer price index. During 2021 the lease payments totaled $90,704. There were no amounts outstanding for this lease as of December 31, 2021. In addition to base rent, the Bank is responsible to pay as “additional rent” certain defined real estate taxes, as well as certain operating expenses, and other costs, charges, and expenses associated with the premises. The “Landlord” under the Somesville Lease is A.C. Fernald Sons Inc., a Maine corporation. Mr. Robert B. Fernald of Mount Desert, Maine, is a shareholder, director, and officer of A. C. Fernald Sons Inc. and is the father of our director Lauri E. Fernald. Ms. Fernald does not own any stock or hold any corporate office or other position with A.C. Fernald Sons Inc. and has no direct or indirect interest in the Somesville Lease other than her familial relationship with Mr. Robert B. Fernald.
Except as set forth above and with regard to “Indebtedness of Management” described below, none of our director-nominees or NEOs nor any of its subsidiaries engaged during 2021 in any transaction with our Company or any of our subsidiaries, in which the amount involved exceeded $120,000.
Indebtedness of Management and Directors
BHBT offers to its directors, officers, principal shareholders and employees, and to businesses owned and/or controlled by those persons (collectively “insiders”), commercial and consumer loans in the ordinary course of its business.
All loans made by us and our subsidiaries to insiders are regulated by federal and state regulators under Regulation O. Regulation O covers various practices and reporting requirements for loans to insiders. In addition, the Sarbanes-Oxley Act of 2002 permits banks and bank holding companies to extend credit to directors and officers provided that such extensions of credit are:
(1)
made or provided in the ordinary course of the consumer credit business of such issuer

(2)
of a type that is generally made available to such issuer to the public

(3)
made by such issuer on market terms, or terms that are no more favorable than those offered by the issuer to the public

(4)
subject to appropriate review and oversight by our Audit Committee or a comparable body of the Board in accordance with NYSE American Rules for related party transactions

As of December 31, 2021, the outstanding loans by BHBT to director nominees and NEOs amounted to an aggregate of approximately $3,379,203 with a maximum availability limit of $6,233,641. All loans are offered under the same terms and conditions available for comparable loans to persons not related to BHBT, including, interest rates, repayment terms, and the required collateral. The terms and conditions of all loans, including those to insiders, and the process by which such loans are approved, is fully documented in BHBT’s written loan policy (“Loan Policy”). The Loan Policy is approved annually by the Board and administered by the management of BHBT. Loans to insiders may not contain a higher level of risk, nor be offered with terms and conditions more favorable, than loans to non-insiders with equivalent financial profiles (except for the favorable pricing programs previously described). We believe all extensions of credit to our insiders and executive officers satisfy the foregoing conditions. No extensions of credit to our insiders have involved more than normal risk of collectability or present other unfavorable features.
Director independence disclosures may be found under “Corporate Governance” beginning on page 4.

2022 PROXY STATEMENT

Compensation of Directors
Compensation of Directors
Compensation of independent directors of our Company and subsidiaries, BHBT, BHTS and CTC consisted of quarterly stipends, and an equity award. The CEO does not receive compensation for service as a director.
We regularly review the compensation practices of the peer companies, which include the same peer companies used for our executive benchmarking study. The Board believes that providing a significant portion of director compensation in equity will reinforce the alignment with shareholder interests. To achieve this objective, the Board eliminated meeting fees for both Board and Committees and increased annual retainers and equity compensation value in 2021.
The following table summarizes the components of director compensation and changes made for FY 2021.

COMPENSATION	2020 AMOUNTS	2021 AMOUNTS
Board Retainer	$20,000	$32,000
Chair of the Board Retainer	17,000	22,500
Audit Chair Retainer	9,000	10,000
All Other Committee Chair Retainer	4,000	7,500
Chair of both BHTS and CTC	4,000	7,500
Annual Fully Vested Restricted Stock Grant	25,000	32,500
Per Meeting Fee	500-600	—
In November 2021, each independent director was awarded 1,038 restricted shares of our common stock under the 2019 Equity Plan, valued at $32,500 per director on the date of the grant. These restricted share certificates are fully vested, but may not be sold, transferred or gifted by any director until three (3) months after such director leaves the service of the Board.
Each of our directors attended at least 96% of the total number of meetings of our Board and each of the Committees on which they served during 2021. In addition, all the directors serving on our Board at the time of our 2021 Annual Meeting attended the meeting.

2022 PROXY STATEMENT

Compensation of Directors
2021 Director Compensation
The following table details the total compensation paid to directors from our company and our subsidiaries, BHBT, BHTS and CTC, during 2021. Directors received no additional compensation or perquisites for their service other than that set forth in the table below.
NAME	FEES EARNED OR PAID IN CASH	RESTRICTED STOCK AWARDS1	TOTAL
Daina H. Belair	$32,000	$32,479	$64,479
Matthew L. Caras	39,500	32,479	71,979
David M. Colter	32,000	32,479	64,479
Steven H. Dimick	32,000	32,479	64,479
Martha T. Dudman	39,500	32,479	71,979
Lauri E. Fernald	39,500	32,479	71,979
Brendan J. O’Halloran	32,000	32,479	64,479
Kenneth E. Smith2	39,500	32,479	71,979
Stephen R. Theroux	32,000	32,479	64,479
Scott C. Toothaker	42,000	32,479	74,479
David B. Woodside	54,500	32,479	86,979
Totals	$414,500	$357,269	$771,769

1.
Represents the value of 1,038 restricted shares earned in 2021 and granted in November 16, 2021 to each independent director as part of their compensation calculated at the closing price on the day of the grant.

2.
Mr. Smith deferred a portion of his compensation under a Non-Qualified Deferred Compensation arrangement. This deferred arrangement is funded entirely by the director and the funds are invested and remain in our name until the director withdraws them upon his resignation, retirement, or termination from Board membership. Mr. Smith assumes the investment risk on these funds and holds the status of an unsecured creditor of our Company for the payment of these deferred fees at a future date.

2022 PROXY STATEMENT

Compensation Discussion and Analysis
Compensation Discussion and Analysis
This section discusses an overview and analysis of our compensation program and policies, as they relate to our named executive officers, or NEOs, listed below, the material compensation decisions made under those programs and policies, and the material factors considered in making those decisions. Later in this proxy statement under the heading “Executive Compensation Tables” is a series of tables containing specific information about the compensation earned or paid to the NEOs.
The discussion below is intended to aid in the understanding of the detailed information disclosed in those tables and provide context within the overall compensation program.
Named Executive Officers
For 2021, our NEOs were:
•
Curtis C. Simard, President and CEO

•
Josephine Iannelli, Executive Vice President, CFO and Treasurer

•
Richard B. Maltz, Executive Vice President, Chief Operating and Chief Risk Officer. Mr. Maltz retired from the Company on April 30, 2021.

•
Marion Colombo, Executive Vice President and Director of Retail Delivery

•
John M. Mercier, Executive Vice President and Chief Lending Officer

•
Jason P. Edgar, President, Bar Harbor Trust Services & Charter Trust Company

Summary of 2021 Compensation Decisions
The Compensation and Human Resources Committee made the following compensation decisions for 2021, which are further described below:
•
Awarded base salary increases to NEOs averaging 3.0%

•
Paid annual cash incentives at 150% of target which represents 56.4% of NEO base salaries based on corporate and individual achievements

•
Authorized the vesting of restricted stock for the 2019-2021 Long-Term Incentive Plan performance period,

•
Granted annual equity awards pursuant to our Long-Term Incentive Plan

Our Compensation Program Philosophy and Objectives
Our compensation philosophy is to pay for performance. Our performance considerations include both financial and non-financial measures—including how we achieve goals—for our Company, the line of business, and the individual. These considerations reinforce and promote responsible growth and maintain alignment with our risk framework. Our executive compensation program including salary, incentives, and benefits provides a balanced and market competitive compensation package.
The objectives of our program are to:
•
provide NEOs with total compensation opportunities at levels that are competitive for comparable positions at our peer companies

•
directly link a significant portion of total compensation to our achievement of performance goals and allows us to vary pay to reflect performance

•
provide upside opportunities for exceptional individual performance, which can result in differentiated compensation among NEOs based on performance

•
closely aligns the NEOs’ interests with those of our shareholders by making stock-based incentives an important element of the executive’s compensation

Executive Compensation Governance
Our executive compensation program includes the following practices and policies which we believe promote sound compensation governance and are in the best interests of our shareholders.
What We Do:
•
Design programs that place a substantial portion of compensation at-risk

•
Align compensation programs with our annual business objectives and long-term strategies

•
Use multiple performance measures and caps on potential incentive payments

•
Grant at least 50% of annual equity in performance-based awards (i.e., performance shares)

•
Vest equity awards over a multi-year period

•
Include clawback provisions in our annual and long-term incentive plans for executive officers

•
Engage with and consider shareholder input in designing our executive pay programs

•
Conduct an annual risk assessment of annual incentive programs

What We Don’t Do:
•
Allow hedging of our securities

•
Provide excessive perquisites or supplemental executives retirement plans

•
Provide for multi-year guaranteed salary increases or non-performance-based cash incentive awards for executive officers

2022 PROXY STATEMENT

Compensation Discussion and Analysis
•
Include “golden parachute” excise tax gross ups in severance arrangements

Compensation of the CEO
On an annual basis, the Compensation and Human Resources Committee reviews the existing compensation plan for our CEO. This Committee reviews his compensation plan specific to our overall performance, the achievement of certain financial and non-financial goals and the judgment of the entire Board as to the quality of his leadership. In addition, the Committee will compare his compensation to CEOs of our Compensation Peer Group and salary survey information for comparable positions. In making these comparisons, the Committee will consider appropriate differences in the size, business model, and financial performance of the other banking institutions.
In accordance with the CEO Employment Agreement, the Committee reviews his base salary no less often than annually and may recommend an increase in his base salary to the Board at the Committee’s sole discretion.
As further discussed, below, Mr. Simard participated in the structured annual incentive cash compensation plan provided to all executive officers. During 2021, Mr. Simard earned an award amounting to $506,025.
During 2021, the Compensation and Human Resources Committee granted Mr. Simard equity awards subject to time-based shares and performance-based vesting conditions under the 2021-2023 Long Term Incentive Program. He is required to hold the shares issued pursuant to time-vested and performance-vested awards for a minimum of three years from the issue date. Mr. Simard is a member of the Board and does not receive any director fees for participating in the activities of the Board.
Shareholder “Say on Pay” Advisory Votes
Shareholders are entitled to annually vote on an advisory, non-binding resolution on our compensation policies and procedures as they relate to our NEOs. Past shareholder votes have been overwhelmingly in favor of our programs and practices.

The approval percentages of the “Say on Pay” voting results for the last four years were as follows:
2018	2019	2020	2021
95.6%	96.4%	93.8%	96.0%
The Compensation and Human Resources Committee has and will continue to consider the outcome of future advisory, non-binding “Say on Pay” votes when reviewing and planning future executive compensation arrangements.
The Role of Compensation Consultants
The Compensation and Human Resources Committee has utilized, and expects to utilize in the future, various outside consultants, actuaries and attorneys to assist in developing and implementing the essential components of our compensation program, including its equity program and incentive compensation arrangements.
The Compensation and Human Resources Committee, under the authority granted by its charter, engages consultants to provide independent advice and counsel. Pearl Meyer and Partners served as the Committee’s compensation advisor in determining 2021 target compensation. The Committee engaged Meridian Compensation Partners, LLC (Meridian) mid-year and assisted with updating the peer group and competitive benchmarking in the fall to guide 2022 pay decisions and program designs. Going forward, Meridian will replace Pearl Meyer as our compensation consultant.
The Committee’s consultants provide the following services:
•
provide current market-based total compensation guidelines to assist in establishing appropriate and ongoing base compensation and incentive compensation levels for our NEOs

•
provide guidance and market comparisons for the long-term incentive program under our approved equity plan

•
provide a comprehensive review of our compensation program for our directors

The Compensation and Human Resources Committee has assessed the relationships among Meridian Compensation Partners, LLC, our Company, the Committee, and its executive officers for independence and conflicts of interest. In this assessment, the Committee reviewed the criteria set forth in the SEC Reg. 240.10C-1(b)(4) (i)-(vi) and such other criteria as it deemed appropriate.
The Compensation and Human Resources Committee did not identify any conflicts of interest with the engagements with Pearl Meyer or Meridian. Upon their engagement in June, 2021, Meridian provided documented assurances that their relationship meets the independence standards, and no conflicts of interest were identified.
Role of the Compensation and Human Resources Committee
The Compensation and Human Resources Committee oversees regulatory compliance for our compensation and benefit plans and administers our executive compensation programs. This Committee recommends programs to the Board for approval through its independent board members at least annually and more frequently, if circumstances warrant. These programs are intended to provide a variety of competitive compensation components including base salaries, annual cash incentives, severance arrangements, retirement programs, traditional benefits and limited perquisites. In addition, we have sought to align the long-term interests of our executives, including the NEOs, with those of our shareholders by providing share-based incentives in the form of equity awards. The composition of the components may vary from year-to-year based on individual performance, our business plan, market conditions or other factors.
The Compensation and Human Resources Committee believes our compensation policies and procedures are designed to provide a strong link between each NEO’s compensation and our

2022 PROXY STATEMENT

Compensation Discussion and Analysis
short- and long-term performance. The objective of our compensation program is to provide compensation that is competitive, variable based on our performance, and aligned with the long-term interests of shareholders.
The Compensation and Human Resources Committee also considers the relative scarcity of senior banking executive candidates in its immediate market area with skills and experience necessary to achieve future strategic goals, as well as the challenge in a very competitive market to recruit out-of-market candidates to work in rural Maine. The Committee does not use any formal, fixed or indexed criteria for establishing compensation levels for any of our NEOs within market identified ranges.
Role of Management
On an annual basis, management provides the Compensation and Human Resources Committee with general information on executive officer compensation, including the NEOs. The Committee then reviews, discusses and considers this information and any recommendations. Mr. Simard and our Human Resources experts assist in the administration of all executive compensation programs, prepare Compensation and Human Resources Committee and Board meeting materials, and perform work as requested by this Committee. Mr. Simard, as our CEO, attends portions of the Committee’s meetings and makes recommendations on base salary, annual incentives and equity compensation for only the executive officers who report to the CEO. The Committee has the discretion to accept, reject or modify the CEO’s recommendations.
The CEO is not a member of the Compensation and Human Resources Committee and is not present for the executive sessions or for any discussion regarding his own compensation.
The Compensation and Human Resources Committee reviews and recommends to the Board’s independent members compensation programs for approval. The Committee also provides an analysis of the recommendations it believes meet our ongoing needs to attract, motivate, and retain talented and qualified executives who can make major contributions to our leadership and success. The Committee regularly reviews market information provided by our compensation consultants. Primary data sources used in the benchmarking for the NEOs represent information publicly disclosed by a peer group of publicly traded banks and published surveys. The Committee reviews comparative compensation and benefit information contained in the public filings of this peer group which has been established for compensation comparison (the Compensation Peer Group) using objective selection criteria. The Compensation Peer Group is reviewed annually by the Committee.
Market Benchmarking and Performance Comparisons
The Compensation and Human Resources Committee considers companies in the banking industry that are comparable based on assets and geographic area. To set 2021 pay opportunities, the Committee approved a Compensation Peer Group, including financial institutions that fall within a range of $1.8 billion in assets to $8.7 billion in assets and positioned Bar Harbor close to the median. All peer banks are in the Northeast region plus New York but excluding New York City.

Institution Name	Ticker
Arrow Financial Corporation	AROW
Bankwell Financial Group, Inc.	BWFG
Boston Private Financial Holdings	BPFH
Bridge Bancorp, Inc.	BDGE
Brookline Bancorp, Inc.	BRKL
Cambridge Bancorp	CATC
Camden National Corporation	CAC
Century Bancorp, Inc.	CNBK.A
Chemung Financial Corporation	CHMG
Enterprise Bancorp, Inc.	EBTC
Financial Institution Inc.	FISI
First Bancorp, Inc.	FNLC
Hingham Institution for Savings	HIFS
Meridian Bancorp, Inc.	EBSB
Tompkins Financial Corporation	TMP
TrustCo Bank Corp NY	TRST
Washington Trust Bancorp, Inc.	WASH
Western New England Bancorp	WNEB
The Compensation Peer Group information is used as a guide in establishing the competitiveness and reasonableness in our compensation program and practices. The committee does not target the elements of our compensation program at any specific level or percentile within the Compensation Peer Group. Rather than rely on a specific formula-based model, the committee believes that retaining discretion to assess the overall performance of NEOs gives the committee the ability to more accurately reflect individual contributions that cannot be absolutely quantified.
The Compensation and Human Resources Committee also believes that an emphasis on incentive compensation for our NEOs is an important component of our overall compensation program. In addition, the Committee generally does not affirmatively set out in any given year, or with respect to any given

2022 PROXY STATEMENT

Compensation Discussion and Analysis
executive, to apportion compensation in any specific ratio among the various categories of compensation described below. Rather, the Compensation Committee uses the principles described above, and the factors described for each category in the discussion that follows as a guide in assessing the proper allocation among those categories.
Compensation and Human Resources Committee Report
The Compensation and Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of the Securities and Exchange Commission Regulation S-K with management.
The Compensation and Human Resources Committee believes our financial results and total shareholder return (disclosed in our
Form 10-K for the year ended December 31, 2021) compare favorably with our Compensation Peer Group indicating a solid pay-for-performance alignment. The Committee further believes the compensation established for our CEO and other NEOs provide an appropriate balance between market compensation and shareholder return. The Committee referenced market data including peer group and survey information along with guidance provided by our compensation consultant in its process to establish and validate the appropriateness of our executive compensation compared to market and performance.
Based upon this review and discussion, the Compensation and Human Resources Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation and Human Resources Committee Members
Kenneth E. Smith, Chair Matthew L. Caras	David M. Colter Brendan J. O’Halloran David B. Woodside
The following table provides information concerning the compensation paid for 2021 to our Named Executive Officers who consist of our Chief Executive Officer and President and our other five most highly compensated executive officers during 2021.
NAME	BHB 2021 BASE SALARY1	BHB 2021 TOTAL CASH COMPENSATION2
Curtis C. Simard	$674,700	$1,180,725
Josephine Iannelli	432,600	659,715
Richard B. Maltz3	407,401	407,401
Marion Colombo	319,300	462,985
John M. Mercier	319,300	462,985
Jason Edgar	309,000	401,700
1. Approved base salary figures for 2021 have been used for comparison purposes in this table.
2. Approved base salary figures for 2021 plus the cash amount paid to each NEO under the 2021 Annual Cash Incentive Program.
3. Mr. Maltz retired from the company on April 30, 2021.
Compensation Plan Components
Our executive compensation program applicable to the NEOs is composed of the following primary components: (1) base salaries; (2) annual cash incentive compensation programs; (3) long-term incentives in the form of equity grants; and (4) Executive Benefits including retirement benefits including our 401(k) plan, severance arrangements and perquisites (membership dues and auto allowances).
PERFORMANCE YEAR 2021 COMPENSATION COMPONENTS
DESCRIPTION	HOW IT PAYS
Base Salary	Salary/wages are paid on a standard, company-wide schedule of 26 pay periods throughout the year.
Annual Cash Incentive	Awarded annually, subject to Board-approved formulas for company-wide, group-specific performance measures, and individual performance measures.
Equity Incentives	Comprised of three-year performance- and time-based Restricted Stock Units, or Restricted Stock Awards with immediate vesting on grant date, all with three-year restriction periods after vesting.
Executive Benefits
Executive benefits include reimbursement of membership fees to fitness, country club, or similar organizations, a housing allowance, an automobile allowance, 401k matching contributions under our 401(k) plan and the value of employer provided life insurance that exceeds the IRS limit.

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Compensation Discussion and Analysis
The Committee believes the growth in total compensation provided to our executive officers should be weighted increasingly towards variable, or “at risk” compensation including cash and equity incentives which tie directly to corporate performance, to remain in alignment with shareholders.
The charts below summarize the 2021 targeted pay mix for each NEO.
Mr. Maltz retired from the Company on April 30, 2021, and therefore he is not included in “All Other NEOs” chart above.

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Compensation Discussion and Analysis
Base Salary
Our executive compensation program provides base salaries to compensate executive officers for the performance of core duties and responsibilities associated with their positions. The Compensation and Human Resources Committee reviews base salaries annually in the context of comparative industry information, as described above. The Committee also considers the individual executive officer’s leadership skills, contributions to our strategic initiatives, professional growth, as well as market factors when it sets and adjusts base salaries. In addition, the
Committee considers the prevailing economic climate, and our overall performance.
Based on performance evaluations, and consideration of market salary data supplied by the Committee’s independent consultants (Pearl Meyer for 2021 and Meridian Compensation Partners, LLC for 2022), the Compensation and Human Resources Committee approved the following base salaries for 2021 and 2022 as set forth below:

NAME	2021 BASE SALARY	2022 BASE SALARY
Curtis C. Simard	$674,700	$694,900
Josephine Iannelli	432,600	445,600
Richard B. Maltz1	432,600	—
Marion Colombo	319,300	328,900
John M. Mercier	319,300	328,900
Jason Edgar	309,000	318,300
1. Mr. Maltz retired from the company on April 30, 2021.
Annual Cash Incentive Program
During 2021, the NEOs participated in the Annual Cash Incentive Program which was designed to provide rewards tied to our annual metrics to optimize profitability, growth, excellence in individual performance, and to promote teamwork among its participants. Consistent with best practices, the Board and its compensation consultant(s) regularly review the percentage of at risk pay for each executive to ensure alignment with market and best practices. This program was approved by the Board for 2021.
During 2021, Messrs. Simard, Mercier and Edgar and Mses. Iannelli and Colombo participated in an annual cash incentive compensation program with team goals representing opportunities for incentive payments. We paid out a total of $1,159,560 in March 2022 to the five NEOs based on the 2021 measurement period.
The plan is based on a balance of multiple measures, layered oversight, and reasonable ceilings for exceptional performance. These two basic plan features structure the plan to discourage excessive risk but rewards strong performance. The Compensation and Human Resources Committee and the Board Risk Committee both reviewed the plan design to insure it is in line with best practices for risk.
Annual Cash Incentive Performance Measures.   The senior executive team has predefined performance goals for their annual short-term incentive awards. The common team goals for 2021 were Adjusted Net Income, asset quality measure (Non-Performing Loans as a Percentage of Total Loans), a well-managed Efficiency Ratio, and the successful completion of strategic initiatives. The specific allocations of goals were weighted to reflect the focus and contribution of each position.

The following table shows the 2021 target compensation for the annual cash incentive in dollars:
NAME	BASE SALARY	Target (AS A PERCENTAGE OF BASE SALARY)	TARGET
Curtis C. Simard	$674,700	50.00%	$337,350
Josephine Iannelli	432,600	35.00%	151,410
Richard B. Maltz	432,600	35.00%	151,410
Marion Colombo	319,300	30.00%	95,790
John M. Mercier	319,300	30.00%	95,790
Jason Edgar	309,000	30.00%	92,700

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Compensation Discussion and Analysis
The following table shows the specific performance goals of the 2021 annual cash incentive plan:
PERFORMANCE GOALS
INCENTIVE MEASURES	THRESHOLD	TARGET	STRETCH
Adjusted Net Income ($thousands)1	$29,805	$32,048	$35,253
NPL/Tloans2	1.20%	0.90%	0.75%
Efficiency Ratio3	64.40%	63.14%	61.88%
Strategic Initiatives4	90.00%	100.00%	110.00%

1.
Adjusted net income is reflected in the Non-GAAP table located in the Management Discussion and Analysis section of our annual 10-K filing. Additional adjustments may be made based on approval by the board compensation and human resource committee. Adjusted net income includes but is not limited to gain or losses on sales of securities, extinguishment of debt, sales of premises and equipment, and other real estate owned. Non-recurring charges reflected in acquisition, conversion, and other expenses are also included.

2. Non-Performing Loans (NPL’s) include all loans on non-accrual status as of December 31, 2021 as measured against total loans

3.
Efficiency ratio is a Non-GAAP measure computed by using adjusted non-interest expense net of franchise taxes and intangible amortization divided by adjusted revenue tax effected for tax advantaged assets using marginal tax rate. See 10-K Reconciliation of Non-GAAP measures for further details.

4.
Strategic initiatives include, but are not limited to, M&A activity, balance sheet strategies, restructuring initiatives, and long-term strategic development that positions for long-term performance consistency.

Based on performance measures illustrated above, all executives with the exception of Mr. Maltz who previously retired on April 30, 2021, received maximum payout for 2021 performance as summarized in the table below:
NAMED EXECUTIVE OFFICER	ACTUAL	TARGET	% OF TARGET
Curtis C. Simard	$506,025	$337,350	150%
Josephine Iannelli	227,115	151,410	150%
Richard B. Maltz	—	151,410	0%
Marion Colombo	143,685	95,790	150%
John M. Mercier	143,685	95,790	150%
Jason Edgar	139,050	92,700	150%
Details of the above are disclosed in Threshold, Target and Stretch categories in the “Grants of Plan-Based Awards” table under the heading “Executive Compensation Tables” found on page 39 of this proxy statement.
Long-Term Equity Incentives
Our Board utilizes a Long-Term Incentive Program (LTI) for senior management members as part of their total compensation.
The purpose of the program is to align executives’ interests with shareholder interests, increase executive stock ownership, and ensure sound risk management by providing a balanced view of performance and reward over a longer time horizon. The program also positions our total compensation opportunities to be competitive with the market to attract and retain strong talent which is needed to drive our success.
The Compensation and Human Resources Committee periodically evaluates long-term incentive programs to ensure the competitive target opportunities and appropriateness of the goals and measures.
For 2021, consistent with 2020, the program comprised of time-vested restricted stock and performance-vested restricted stock units. For the CEO, 62% of his LTI is granted as performance shares and 38% as time-vested awards. For the other NEOs, shares are allocated 50% performance shares and 50% time-vested shares.
Time-vested awards vest incrementally over three years (i.e.,  1/3 per year) and also subject to a post-vesting holding requirement of three years. The post-vesting holding requirement will be eliminated upon implementation of new stock ownership guidelines in 2022.
Performance-vested awards will vest after the 3-year performance period ends depending on the achievement of performance goals.
The 2021 long-term incentive awards were made under the 2019 Equity Plan (“2019 Equity Plan”) which was approved by shareholders at the 2019 Annual Meeting of Shareholders.
Target award opportunities were set based on each NEO’s role as a percentage of base salary. See the table “Grants of Plan Based Awards on page 41 to reference the actual shares that may be earned under the 2021-2023 plan year for each NEO.

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Compensation Discussion and Analysis
The following table shows the long-term incentive awards granted in 2021:
2021 Long-Term Incentive Awards
	Time Vested		Performance-Vested
Name	% of Salary	Amount $	Target % of Salary	Target $
Curtis C. Simard	25.00%	$168,675	40.00%	$269,880
Josephine Iannelli	20.00	86,520	20.00	86,520
Richard B. Maltz	20.00	86,520	20.00	86,520
Marion Colombo	17.50	55,878	17.50	55,878
John M. Mercier	17.50	55,878	17.50	55,878
Jason Edgar	17.50	54,075	17.50	54,075
Information pertaining to outstanding equity awards are disclosed in the “Outstanding Equity Awards at Fiscal Year-end” table found on page 42 in this proxy statement.
LONG-TERM EQUITY INCENTIVE MEASURES
Relative Return on Assets (“ROA”) was selected as the primary performance measure for awards granted subject to performance-based vesting conditions since it reflects our growth strategy and our strategic plan. We will measure our performance against the SNL $1.5 billion to $6 billion Bank Index for 2021-2023 performance period. The average of the 12 quarters within the performance period is calculated for Bar Harbor and the component companies of the Index. Then, the percent rank will be calculated to measure the relative performance achievement. The table below shows the performance metric.

Measure	Threshold	Target	Stretch
Relative Three Year Average ROA	35th percentile	50th percentile	75th percentile
Payout	50%	100%	150%
In addition to relative ROA, a Total Shareholder Return (“TSR”) cap is used to further align with shareholder interest. If our three year TSR for the performance period is negative, a payout cannot exceed “Threshold” regardless of the relative ROA performance results.
Benefits, Retirement and Post-Termination Compensation Elements
We provide a 401(k) plan for all employees meeting minimum age (20 1∕2 years old) and service (1st of month following 30 days of employment) requirements which includes employer matching contributions of up to 5%. We match 100% on the first 3% deferred by employees and 50% on the next 2% deferred by employees.
We also maintain employment agreements with Mr. Simard and Ms. Iannelli which provide severance benefits in the event of a termination by the employer without cause and/or by the employee with good reason, as well as change in control with subsequent termination (or constructive termination).
We also have change in control agreements with Ms. Colombo and Messrs. Mercier and Edgar. These agreements provide for, among other things, the payment of 24 months of their salary and subsidized medical COBRA reimbursements for a period of 12 months in the event of both a change in control and subsequent termination (or constructive termination) within one year after a change in control, unless such termination was for cause. These specific payments and timeframes were selected based on the advice of a compensation consultant and employment attorney as representative of similar type agreements in the industry, and which we believe are necessary to attract and retain senior executives.
Our equity award agreements and the related long term incentive plan program documents address the treatment of equity awards upon a termination of employment or change in control. Under these provisions, awards vest on a prorated basis in case of termination of employment due to death, disability, or retirement (defined as attainment of age 65 or attainment of age 60 with at least 10 years of service), based on actual performance for performance-based awards. The award agreements and program documents also provide for full vesting of outstanding equity awards upon the occurrence of a change in control (i.e., without requirement of a subsequent termination of employment), based on target performance in case of performance-based awards.
The Compensation and Human Resources Committee feels these agreements are necessary to provide a competitive total compensation plan to attract and retain the employment of current and future NEOs.
Other Compensation and Benefits
All executive officers can participate in certain group health, dental, disability and term life insurance benefits. In accordance with our policy, all such benefits are generally available to our employees including employees of our subsidiaries. In addition, we provide our NEOs paid time off awards.
Clawback Provision
We have provisions in our incentive programs requiring each current and former executive officer to forfeit any erroneously awarded incentive-based compensation. This incentive-based compensation would have been received by any such officer during the three completed years preceding the date on which we are required to prepare an accounting restatement due to our material non-compliance with any financial reporting requirement under federal securities laws. None of our directors or executives

2022 PROXY STATEMENT

Compensation Discussion and Analysis
were required to forfeit any erroneously awarded incentive-based compensation in 2021.
Our provisions further state that the altering, inflating and/or inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards will subject any participant to disciplinary action up to and including termination of employment. In addition, any incentive compensation as provided by the plan to which the participant would otherwise be entitled will be revoked or subject to “clawback.”
All cash and equity awards made under the 2019 Equity Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or similar action in accordance with the terms of any clawback or similar policy or any applicable law related to such actions, as may be in effect from time-to-time.
Stock Ownership Guidelines
In 2022, we added stock ownership guidelines for our NEOs and have eliminated the three-year retention requirement. Stock ownership guidelines require both ownership requirements as well as retention requirements. The CEO must own and retain three times his or her annual base salary and other NEO’s must own and retain one times their annual base salary. All equity granted (net of taxes withheld and/or transactions costs) must be held until the ownership requirement is met.
Policy on Code Section 162(m)
Section 162(m) of the U.S. Internal Revenue Code, or the Code, generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the CEO and the other “covered employees” as defined in the rule. Under the tax laws in effect before 2018, compensation that qualified as “performance-based compensation” under Section 162(m) of the Code was deductible without regard to this limitation. Effective for tax years beginning after December 31, 2017, the Tax Cuts and Job Acts of 2017 generally eliminated the performance-based exemption, subject to a special rule that grandfathers certain awards and agreements that were in effect on November 2, 2017. While considering tax deductibility as only one of several considerations in determining compensation, the Compensation and Human Resources Committee believes the tax deduction limitation should not compromise its ability to structure compensation programs that provide benefits to us that outweigh the potential benefit of a tax deduction, and therefore, may approve compensation that is not deductible for tax purposes.

Summary Compensation Table
The following table discloses compensation for the years ended December 31, 2021, 2020 and 2019 received by the NEOs.
NAME AND PRINCIPAL POSITION	YEAR	BASE SALARY RECEIVED1	SIGN ON BONUS4	STOCK AWARDS2	NON-EQUITY INCENTIVE PLAN COMPENSATION	ALL OTHER COMPENSATION3	TOTAL ($)
Curtis C. Simard President & CEO	2021	$674,700	$—	$573,495	$506,025	$42,251	$1,796,471
	2020	655,000	—	556,767	433,738	62,965	1,708,470
	2019	635,000	—	417,498	253,388	30,287	1,336,173
Josephine Iannelli EVP, CFO and Treasurer	2021	432,600	—	216,300	227,115	14,224	890,239
	2020	420,000	—	210,024	216,317	12,660	859,001
	2019	405,000	—	226,856	121,780	24,585	778,221
Richard B. Maltz EVP, Chief Operating Officer and Chief Risk Officer	2021	407,401	—	—	—	13,052	420,453
	2020	420,000	—	210,024	216,317	24,126	870,467
	2019	405,000	—	226,856	121,780	26,744	780,380
Marion Colombo EVP, Director of Retail Delivery	2021	319,300	—	139,694	143,685	25,334	628,013
	2020	310,000	—	135,629	136,854	25,204	607,687
	2019	300,000	—	143,738	78,931	32,663	555,332
John M. Mercier EVP, Chief Lending Officer	2021	319,300	—	139,694	143,685	31,149	633,828
	2020	310,000	—	135,629	136,854	34,820	617,303
	2019	300,000	—	123,743	78,931	33,354	536,028
Jason Edgar President, Wealth	2021	309,000	—	135,188	139,050	24,440	607,678
	2020	300,000	—	78,745	132,439	25,119	536,303
	2019	275,000	50,000	71,604	50,000	4,430	451,034

1.
Included in salary amounts for each NEO are monies they deferred pursuant to our 401(k) Plan, which allows our employees and employees of our wholly owned subsidiaries to defer monies from their compensation, subject to applicable limitations in Code Section 401(k), and amounts deferred pursuant to our Section 125 Cafeteria Plan providing health, life, and disability insurance benefits. Employees, including NEOs, are paid on a bi-weekly basis. Mr. Maltz’s base salary is reflective of what he earned as he retired from the Company on April 30, 2021.

2.
Amounts in this column represent grants issued to NEOs under the Long-Term Incentive Plans computed in accordance with FASB ASC Topic 718. See Note 14 Stock Based Compensation Plans to our financial statements included in our Annual Report Form 10-K filed for the year ending December 31, 2021. For performance-based awards, amounts in this column are computed at the probable level of Stretch performance.

3.
Other Annual Compensation includes match and contribution amounts into our 401(k) plan in the same formula and schedule as available to all other employees and such other items as imputed life insurance amounts on group term insurance in excess of the allowable $50,000, non-taxable IRS limit. Please see the table following these footnotes for further detail.

4. Mr. Edgar received a sign on bonus of $50,000 upon joining in June 2019.

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Compensation Discussion and Analysis
The NEOs also participate in certain group life, health and disability insurances and medical reimbursement plans not disclosed in the Summary Compensation Table that are generally available to all employees and do not discriminate in scope, terms and operation. The table below provides detail on the amounts comprising the column entitled “All Other Compensation” contained in the Summary Compensation Table for 2021.
NAME	EMPLOYER 401(K) CONTRIBUTION MATCH	MEMBERSHIP DUES	HOUSING ALLOWANCE	AUTOMOBILE ALLOWANCE	IMPUTED LIFE INSURANCE	TOTAL
Curtis C. Simard	$11,600	$26,002	$—	$2,813	$1,836	$42,251
Josephine Iannelli	11,600	—	—	1,634	990	14,224
Richard B. Maltz	10,281	—	—	1,431	1,340	13,052
Marion Colombo	11,600	10,896	—	—	2,838	25,334
John M. Mercier	11,600	14,043	—	2,668	2,838	31,149
Jason P. Edgar	11,600	—	—	11,850	990	24,440
1. Membership Dues include payment of membership or participation fees to fitness, country club, or similar organizations.
We may provide non-cash perquisites that are not disclosed in the table above with a de minimis value such as incidental service fee waivers on deposit accounts or safe deposit rental fees.
Grants of Plan-Based Awards
The following table sets forth information regarding the awards granted to the NEOs during the last fiscal year under the 2021-2023 Long Term Incentive Plan. Amounts disclosed are based on 2021 eligible salaries received by the participants. The time-vested awards granted under the 2021-2023 Long Term Incentive Plan are shown under Target, and the range of the possible performance awards pursuant to the 2021-2023 Long Term Incentive Plan is also disclosed for each participant.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards1			Estimated Future Payouts Under Equity Incentive Plan Awards2			All other stock awards: Number of stock units3(#) (j)	Grant date fair value of stock awards4(#) (k)
Name (a)	Grant Type (b)	Grant Date (c)	Threshold ($) (d)	Target ($) (e)	Stretch ($) (f)	Threshold (#) (g)	Target (#) (h)	Stretch (#) (i)
Curtis C. Simard	Short-term		$168,678	$337,350	$506,025					$
	Time-vested	Jan 2021							7,493		168,675
	Performance	Jan 2021				5,995	11,989	17,984			404,820
Josephine Iannelli	Short-term		75,705	151,410	227,115
	Time-vested	Jan 2021							3,844		86,520
	Performance	Jan 2021				1,922	3,844	5,765			129,780
Rick Maltz	Short-term		—	—	—
	Time-vested	Jan 2021							3,844		86,520
	Performance	Jan 2021				1,922	3,844	5,765			129,780
Marion Colombo	Short-term		47,895	95,790	143,685
	Time-vested	Jan 2021							2,482		55,877
	Performance	Jan 2021				1,241	2,482	3,724			83,816
John M. Mercier	Short-term		47,895	95,790	143,685
	Time-vested	Jan 2021							2,482		55,877
	Performance	Jan 2021				1,241	2,482	3,724			83,816
Jason Edgar	Short-term		46,350	92,700	139,050
	Time-vested	Jan 2021							2,402		54,075
	Performance	Jan 2021				1,201	2,402	3,603			81,113

1.
The Annual Incentive Program detail in columns (d), (e), and (f) represents the possible payouts ranges based on the relevant performance level for the calendar year ended December 31, 2021. More information regarding the terms of the Annual Incentive Program can be found in the Compensation Discussion and Analysis.

2.
Amounts in columns (g), (h), and (i) represent the number of shares subject to performance-vested awards granted in 2021 under the 2019 Equity Plan. More information regarding the terms of the performance-vested awards can be found in the Compensation Discussion and Analysis.

3.
Represents the number of shares subject to time-vested awards granted to NEOs in 2021 under the 2019 Equity Plan. More information regarding the terms of the time-vested awards can be found in the Compensation Discussion and Analysis

4. Fair values of performance awards in column (k) are determined based on Stretch performance level.

2022 PROXY STATEMENT

Compensation Discussion and Analysis
Outstanding Equity Awards at Fiscal Year-End-2021
	STOCK AWARDS
NAME (a)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED1 (b)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED1 (c)	EQUITY INCENTIVE PLAN AWARDS; NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED2 (d)	EQUITY INCENTIVE PLAN AWARDS; MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED2 (e)
Curtis C. Simard	7,173	$207,512	33,661	$973,799
Josephine Iannelli	3,679	106,446	10,792	312,211
Rick Maltz	3,679	106,446	10,792	312,211
Marion Colombo	2,376	68,744	6,970	201,628
John M. Mercier	2,376	68,744	6,970	201,628
Jason Edgar	2,300	66,525	6,744	195,116

1.
Amounts in column (b) represent shares subject to time-vested awards payable in 2022, 2023 and 2024. The amount in column (c) represents the total value of those shares at December 31, 2021 at the closing price of $28.93 per share.

2.
Amounts in column (d) represent shares subject to time-vested awards payable in 2022, 2023, and 2024 if paid at Stretch level. The amounts in column (e) represent the total value of those shares at December 31, 2021 at the closing price of $28.93 per share. Our standard vesting schedule (3) year is applied. More information regarding the terms of the performance shares can be found in the Compensation and Discussion Analysis.

Stock Vested in 2021
	STOCK AWARDS1
NAME	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING1
Curtis C. Simard	7,738	$228,116
Josephine Iannelli	3,867	113,999
Rick Maltz	3,867	113,999
Marion Colombo	2,339	68,954
John M. Mercier	2,378	70,103
Jason Edgar	2,083	61,407

1.
This represents the number and dollar value, respectively, of restricted time-vested shares issued in 2021 to NEOs under the 2018-2020, 2019-2021 and 2020-2022 Long Term Incentive Programs and the performance shares issued under the 2018-2020 plan. Depending on the plan period, the shares subject to time-vested awards must be held for a period of one to three years after issue and shares subject to performance-vested awards are required to be held for a three-year period.

No NEO held stock options at December 31, 2021.
No NEOs have Pension Benefits or activity in any Nonqualified Deferred Compensation plan or SERP.
Potential Payments Upon Termination of Employment or Change in Control
Executive Employment Agreements.   We have entered into executive employment agreements with Mr. Simard and Ms. Iannelli. Mr. Simard and Ms. Iannelli are the only named executive officers with employment agreements. The agreements provide severance benefits to the executive in connection with termination of employment either by us without “cause” or by the executive for “good reason” (as those terms are defined in the employment agreements). The amount of severance depends, in part, on whether the termination of employment occurs prior to a change in control (“non-CIC severance”), or in anticipation of, or within 12 months after, a change in control (“CIC severance”). In each case, severance payments are conditioned on the executive providing us with a release of claims. The following briefly summarizes the severance benefits payable to each executive under the agreements:
•
Non-CIC severance

•
For Mr. Simard, his employment agreement provides for (i) cash severance equal to his base salary for the remainder of the term of his employment agreement (currently scheduled to remain in effect through December 31, 2024), payable in a lump sum; (ii) pro-rata annual incentive award for the year of termination; (iii) group health benefits (including medical, vision and dental benefits) for the remainder of the employment term (currently, through December 31, 2024) or 18 months (if longer); and (iv) full vesting of all outstanding equity awards, with assumed target performance for performance-based awards.

•
For Ms. Iannelli, her employment agreement provides for (i) cash severance equal to three years of base salary, payable in a lump sum; (ii) pro-rata annual

2022 PROXY STATEMENT

Compensation Discussion and Analysis
incentive award for the year of termination; and (iii) a payment equal to 18 months of our share of premium contributions for group health benefits (including medical, vision and dental benefits).
•
CIC severance

•
For Mr. Simard, his employment agreement provides for (i) cash severance equal to three times the sum of Mr. Simard’s base salary and target annual bonus, payable in a lump sum; (ii) pro-rata annual incentive award for the year of termination; (iii) group health benefits (including medical, vision and dental benefits) for 36 months; and (iv) full vesting of all outstanding equity awards, with assumed target performance for performance-based awards.

•
For Ms. Iannelli, her employment agreement provides for (i) cash severance equal to three times the sum of Ms. Iannelli’s base salary and target annual bonus, payable in a lump sum; (ii) pro-rata annual incentive award for the year of termination; and (iii) a payment equal to 36 months of our share of premium contributions for group health benefits (including medical, vision and dental benefits).

Executive Change in Control Severance Plan.   The named executive officers, other than Mr. Simard and Ms. Iannelli, do not have employment agreements and do not participate in any arrangements entitling them to non-CIC severance. The named executives, other than Mr. Simard and Ms. Iannelli, do, however, participate in our Executive Change in Control Severance Plan. The plan provides participating executives with severance benefits in the event that (i) a change in control occurs; and (ii) within 12 months after the change in control, the executive’s employment is terminated by us without cause or by the executive for good reason (as those terms are defined in the plan). If a qualifying termination occurs, the executive is eligible for severance benefits equal to a specified number of months of base salary and a specified number of months of COBRA premiums for group health coverage.
Equity Awards.   Our equity award agreements and the related long-term incentive plan program documents address treatment of equity awards upon termination of employment or change in control. Under these provisions, the awards vest on a prorated basis in case of termination of employment due to death, disability, or retirement (defined as attainment of age 65 or attainment of age 60 with at least 10 years of service), based on actual performance for performance-based awards. Except as set forth in the preceding paragraphs, for any other termination of employment before vesting, the awards forfeit. The award agreements and program documents also provide for full vesting of outstanding equity awards upon the occurrence of a change in control (i.e., without requirement of a subsequent termination of employment), based on target performance in case of performance-based awards.
No Change in Control Excise Taxes.   None of these arrangements include payments of excise taxes in case of a change in control. The employment agreements and Executive Change in Control Severance Plan instead provide for a cutback parachute payments to the extent a cutback would result in a greater after-tax payment to the executive.
The following table estimates the amount that would have been payable to each named executive officer under the arrangements described above assuming the applicable employment termination event or change in control had occurred as of the end of the last fiscal year. The value of equity awards that vest is based on the closing price of our common stock at the end of the last fiscal year and assumes target performance in case of performance-based awards.

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Compensation Discussion and Analysis
Termination and Change in Control Benefits
Termination Event	Curtis C. Simard	Josephine Iannelli	Marion Colombo	John M. Mercier	Jason Edgar
Termination Without Cause or With Good Reason—Not in Connection with Change in Control
Cash severance	$2,024,100	$1,297,800	$—	$—	$—
Pro rata bonus	506,025	227,115	—	—	—
Benefits	62,364	62,364	—	—	—
Equity vesting	1,204,872	485,811	—	—	—
Total	$3,797,361	$2,073,090	$—	$—	$—
Termination Without Cause or With Good Reason—In Connection with Change in Control1
Cash severance	$3,390,368	$1,979,145	$638,600	$638,600	$618,000
Pro rata bonus	506,025	227,115	—	—	—
Benefits	62,364	62,364	21,204	15,213	21,204
Equity vesting	1,204,872	485,811	310,836	310,836	288,296
Total	$5,163,629	$2,754,435	$970,640	$964,649	$927,500
Death, Disability or Retirement
Cash severance	$674,700	$432,600	$—	$—	$—
Pro rata bonus	—	—	—	—	—
Benefits	31,182	31,182	—	—	—
Equity vesting	348,188	171,239	107,682	107,682	91,703
Total	$1,054,070	$599,926	$107,682	$107,682	$91,703
Any Other Termination of Employment
Cash severance	$—	$—	$—	$—	$—
Pro rata bonus	—	—	—	—	—
Benefits	—	—	—	—	—
Equity vesting	—	—	—	—	—
Total	$—	$—	$—	$—	$—

1.
The termination of employment is in connection with a change in control if (i) for Mr. Simard and Ms. Iannelli, it occurs in anticipation of, or within 12 months after, a change in control, and (ii) for the other named executive officers, it occurs within 12 months after a change in control.

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CEO Pay Ratio
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Curtis C. Simard, our Chief Executive Officer and President (“CEO”) as of the end of 2021, our last completed fiscal year:

CEO PAY RATIO
CEO Annual Total Compensation	$1,134,279
Median Employee Annual Total Compensation	$55,038
CEO to Median Employee Pay Ratio	20.61
Based on this information, we reasonably estimate that for 2021 our CEO’s annual total compensation was approximately 21 times that of the median of the annual total compensation of all our employees.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO for this purpose, we took the following steps:
•
We selected, November 16, 2021 which is within the last three months of 2021, as the date upon which we would identify the “median employee” because it enabled us to make such identification in a reasonably efficient and economical manner.

•
We identified the “median employee” from our employee population excluding the CEO by including the annualized base salary calculated on their November 16, 2021 compensation rate, overtime, incentives, commissions, matching contributions to participants in our 401(k) plan, and the employer subsidy contributions for our health programs.

•
We annualized the compensation of the employees who were hired in 2021 but did not work for us for the entire fiscal year.

Since we do not widely distribute annual equity awards to our employees, such awards were excluded from our compensation measure for identifying our median employee.
We identified our median employee using compensation measures identified in Section 953(b) consistently applied to all our employees included in the calculation.
Executive and Change in Control Agreements
In February 2018 we executed a new CEO Employment Agreement with Mr. Simard in order to retain him.
The term of the Employment Agreement is three years from January 1, 2018, with automatic one-year renewals each January 1st thereafter unless we elect not to extend the term of the Employment Agreement by providing Mr. Simard with 90 days’ written notice. The Employment Agreement includes certain restrictive covenants with respect to competition and non-solicitation of customers and employees that apply during the term of the Employment Agreement and for a period of one-year following Mr. Simard’s termination of employment, the geographic scope of which has been expanded to cover a fifty-mile radius of any location where the employer maintains an office as of the date of the termination of employment.
Under the terms of the Employment Agreement, Mr. Simard is entitled to receive an annual base salary of $674,700, which amount is not subject to automatic increase, but will be reviewed annually, and further provides that his base compensation will not be reduced downward during the term of the Employment Agreement. Mr. Simard will be eligible to continue to participate in our annual incentive and long-term incentive plans approved by the Board and in our medical, dental, disability, retirement, life insurance, and other employee benefit plans.
If Mr. Simard’s employment is terminated by the employer without “cause” or he resigns for “good reason” (each as defined in the Employment Agreement), Mr. Simard is entitled to receive, in addition to accrued benefits, 1) a lump sum payment equal to the base compensation that would have been paid during the remaining unexpired term of the Employment Agreement; 2) insurance continuation for the greater of the remaining unexpired term of the Employment Agreement or the duration of COBRA coverage; 3) payment of a pro-rated amount of any incentive compensation earned for the calendar year of termination; and 4) immediate vesting of all time-based equity awards and vesting at target of all performance-based equity awards.
In addition, if Mr. Simard’s employment is terminated by the employer without cause or he resigns for good reason within six months prior to or within twelve months following a change in control (as defined in the Employment Agreement), then, in addition to accrued benefits, he is entitled to receive i) a lump sum payment equal to three times his base compensation and target bonus in effect during the year of termination; ii) insurance continuation for three years; iii) payment of a pro-rated amount of any incentive compensation earned for the calendar year of termination; and iv) immediate vesting of all time-based equity awards and vesting at target of all performance-based equity awards. If the payment of the severance benefits upon a change in control is determined to constitute an “excess parachute payment” under Code Section 280G, then the payments will be reduced so that no portion of the severance benefits will be non-deductible to us or will be subject to excise taxes.

2022 PROXY STATEMENT

CEO Pay Ratio
Other Employment Agreements, Change in Control,
Confidentiality and Non-Competition Agreements.
We entered into an Employment Agreement with Ms. Iannelli on September 14, 2020, which includes change in control, confidentiality and non-competition provisions. This agreement provides Ms. Iannelli severance of salary for 36 months and benefits for a period of 36 months in the event of both a change of control of our Company and subsequent termination (or constructive termination) within 12 months after a change of control, unless such termination was for cause. In addition, Ms. Iannelli’s equity grants will vest in accordance with the terms of the plans under which they were granted and vest fully upon a change in control.
We have also entered into an Executive Change in Control Severance Plan with BHBT’s Executive Vice Presidents, Marion Colombo, John M. Mercier and Jason P. Edgar along with seven other management employees. Their agreements provide for severance of salary for a period of 12 to 24 months in the event of both a change of control of our Company and subsequent termination (or constructive termination) within 12 months of a change of control, unless such termination was for cause.
All these agreements were entered into as part of a total compensation program to attract and/or retain qualified executives and not entered into in response to any effort known to the Board by any party or entity to acquire control of our Company.

2022 PROXY STATEMENT

PROPOSAL 2
ADVISORY APPROVAL OF 2021 EXECUTIVE COMPENSATION
PROPOSAL 2 ADVISORY APPROVAL OF 2021 EXECUTIVE COMPENSATION
Our shareholders have the opportunity at the Annual Meeting to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, or NEOs, as disclosed in this proxy statement in accordance with SEC rules. Each year, our Compensation and Human Resources Committee reviews our NEOs performance using a balanced and disciplined approach to determine base salaries and variable compensation awards. The approach for 2021 included a full-year assessment of financial results, contributions of the executives to the overall performance of the business, and progress delivering on our short- and long-term strategic goals. The Compensation and Human Resources Committee considers various factors that collectively indicate successful management of our business, including: i) overall corporate performance; ii) individual performance, including financial and non-financial measures; iii) the manner in which results are achieved; iv) adherence to risk and compliance policies, as well as the quality of earnings; v) accountability in driving a strong risk management culture and other core values of our company; vi) our year-over-year performance relative to our established risk metrics; and vii) our performance relative to our peer competitor group.
Section 14A of the Exchange Act requires us to provide shareholders an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs, as disclosed in this proxy statement. This vote does not address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed in this proxy statement. At the 2021 Annual Meeting of Shareholders, shareholders voted to have the opportunity to express their opinion on the overall compensation program through this non-binding voting mechanism on an annual basis.
The NEOs in this proxy statement are Curtis C. Simard, Josephine Iannelli, Marion Colombo, John M. Mercier, and Jason Edgar. The compensation of our NEOs is disclosed in the “Compensation Discussion and Analysis” section, the summary compensation table, and the other related tables and narrative disclosure contained elsewhere in this proxy statement. As discussed in those disclosures, our Board believes that our executive compensation philosophy, policies, and procedures provide a strong link between each NEO’s compensation and our short- and long-term performance.
We are asking our shareholders to indicate their support of our NEO compensation as described in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:
RESOLVED, on an advisory basis, that the compensation paid to the Named Executive Officers, as disclosed in the proxy statement for this 2022 Annual Meeting of Shareholders pursuant to compensation disclosure rules of the Securities and Exchange Commission, including the “Compensation Discussion and Analysis” section, the executive compensation tables and narrative discussion, is hereby APPROVED.
This vote is advisory and therefore not binding on us, the Compensation and Human Resources Committee or the Board. However, the Board and the Compensation and Human Resources Committee value the opinions of our shareholders and to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns, and the Compensation and Human Resources Committee will evaluate whether any actions are necessary to address those concerns.
Vote Required
The approval of the non-binding, advisory resolution on the compensation of our NEOs will require a majority of the votes cast at the Annual Meeting by the shareholders present at the meeting or represented by proxy and entitled to vote be cast “FOR” this proposal. An abstention will have no effect on the outcome of the proposal. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner and broker non-votes will have no effect on the vote.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADVISORY APPROVAL OF OUR 2021 EXECUTIVE COMPENSATION.

2022 PROXY STATEMENT

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal 3 Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm, and is involved in the selection of the firm’s lead engagement partner. Annually the Audit Committee will evaluate the independent public accounting firm’s qualifications, assess the firm’s quality of service, the firm’s sufficiency of resources, the quality of the communication and interaction with the firm, and the firm’s independence, objectivity, and professional skepticism. The Audit Committee also considers the advisability and potential impact of selecting a different independent public accounting firm.
After assessing the performance and independence of RSM US LLP or RSM, our principal independent registered public accounting firm, the Audit Committee believes that retaining RSM is in the best interests of our Company and shareholders. The Audit Committee has appointed RSM as our independent registered public accounting firm to audit our 2022 consolidated financial statements. RSM has served as our independent registered public accounting firm since 2015. Although it is not required to do so, our Board is asking shareholders to ratify RSM’s appointment. The Audit Committee considers RSM to be well qualified. In the absence of contrary specification, the proxy holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. If our shareholders do not ratify
RSM’s appointment, the Audit Committee will consider changing our independent registered public accounting firm for 2022.
Whether or not shareholders ratify RSM’s appointment, the Audit Committee may appoint a different independent registered public accounting firm at any time if it determines that such a change is appropriate. RSM has advised the Committee that it is an independent accounting firm with respect to our Company and our subsidiaries in accordance with the requirements of the SEC and the Public Company Accounting Oversight Board. Representatives of RSM are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they choose and are expected to be available to respond to appropriate shareholder questions.
Vote Required
The ratification of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2022 will require the approval of a majority of the votes cast at the Annual Meeting by shareholders present at the meeting or represented by proxy and entitled to vote. An abstention will have no effect on the outcome of the proposal. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022.

2022 PROXY STATEMENT

PRINCIPAL ACCOUNTING FEES AND SERVICES
Principal Accounting Fees and Services
The reports of RSM on our consolidated financial statements as of December 31, 2021 and 2020 and for the three-year period ending on December 31, 2021, and on internal control over financial reporting as of December 31, 2021, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
The following table summarizes RSM’s audit fees from January 1, 2020 through December 31, 2021.

SERVICE	2020	2021
Audit Fees1	$395,600	$389,943
Audit-Related Fees2	60,000	47,500
Tax Fees	—	—
All Other Fees	—	—
Total	$455,600	$437,443

1.
Includes services relating to the audit of annual consolidated financial statements, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings.

2. Includes services related to assistance with general accounting matters, work performed on acquisitions and divestitures, employee benefit plan audits and assistance with statutory audit matters.
Pre-Approval Policies and Procedures
Audit Committee policies and procedures require the Audit Committee Chair to pre-approve all audits and non-audit services and report such pre-approvals to the Audit Committee at its next regularly scheduled meeting.
No services were rendered for financial information systems design and implementation or internal audit.
The Audit Committee has considered the compatibility of the non-audit services furnished by our auditing firm with the firm’s need to be independent.
The Audit Committee pre-approved 100% of the services performed by RSM pursuant to the policies outlined above.

2022 PROXY STATEMENT

OTHER MATTERS
Other Matters
Nominations by Shareholders and Other Shareholder
Proposals
Our Bylaws and Governance Committee Charter provide that we consider nominees for election to the Board recommended by shareholders if those nominations are made in the same manner provided for under our Bylaws with regard to typical shareholder proposals. These procedures require in part, that to be timely, a shareholder’s notice shall be delivered to the Clerk at our principal executive offices no later than the close of business of the 120th day (i.e., January 17, 2023) nor earlier than the close of business on the 150th day (i.e., December 18, 2022) prior to the first anniversary of the preceding year’s Annual Meeting.
The shareholder’s notice shall include:
•
for each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to that person is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required; in each case pursuant to Regulation 14A under the Exchange Act, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, is to be included;

•
for any other business that the shareholder proposes to bring before the meeting, a brief description of the business to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and the names and addresses of other shareholders known by the shareholder proposing such business to support the proposal, and the class and number of shares of our capital stock beneficially owned by the other shareholders;

•
for the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made 1) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, and 2) the class and number of shares of our common stock, which are owned beneficially and of record by such shareholder and such beneficial owner. Shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy statement and form of proxy for the 2023 Annual Meeting of Shareholders must be received by us no later than December 2, 2022. Any such proposal must also comply with the requirement as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

Proposals should be addressed to Curtis C. Simard, CEO, Bar Harbor Bankshares, 82 Main Street, P.O. Box 400, Bar Harbor,
Maine 04609. If our Governance Committee determines that any shareholder proposal (including a nomination for election of a director) was not made in a timely fashion or that information provided in the notice does not fulfill the information requirements set forth above in any material respects, such proposal will not be presented for action at the Annual Meeting for which it is proposed. If a shareholder should propose a candidate, our Governance Committee would evaluate that candidate based on the criteria noted in this proxy statement.
Communication with Board
Our shareholders and other interested persons who want to communicate with the Board, any individual director, the non-management directors as a group, or any other group of directors, can write to:
Chairman of the Board
Bar Harbor Bankshares
82 Main Street
P.O. Box 400
Bar Harbor, ME 04609
Written communications addressed to the Board received by us from shareholders will be shared with the full Board no later than the next regularly scheduled Board meeting.
Delivery of Documents to Security Holders Sharing an Address
SEC rules permit us to deliver a single copy of our 2021 Annual Report to Shareholders and this proxy statement to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the security holders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any shareholder of record at a shared address to which a single copy of the documents was delivered may request a separate copy of the 2021 Annual Report to Shareholders and this proxy statement by (a) calling 1-888-853-7100, (b) sending a letter to us at 82 Main Street, P.O. Box 400, Bar Harbor, Maine 04609, Attn: Investor Relations, or (c) sending us an e-mail at InvestorRelations@barharbor.bank. Shareholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Shareholders of record who share an address and are receiving multiple copies of our Annual Reports to Shareholders and proxy statements may contact us as stated above to request delivery of a single copy of such documents. Shareholders who hold their shares in “street name” and who wish to obtain copies of these proxy materials should follow the instructions on their voting instruction forms or contact the holders of record.

2022 PROXY STATEMENT

OTHER MATTERS
Solicitation of Proxies
We will pay all expenses of preparing, printing and mailing, and making available over the internet, the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of our Board. Alliance Advisors will solicit proxies by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission and will request brokerage houses, banks, and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by these persons. We will pay a fee of approximately $10,500 to Alliance Advisors for its services and will reimburse it for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, certain of our directors, officers and other employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, email, internet or other means of electronic transmission.
Other Business
As of the date of this proxy statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other business, matter, or proposal shall properly come before the Annual Meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The person named as proxies intend to vote or not to vote in accordance with the recommendation of the Board.
By Order of the Board of Directors
Kirstie A. Carter, Corporate Clerk & Secretary

2022 PROXY STATEMENT

APPENDIX A
AUDIT COMMITTEE REPORT
Appendix A
Audit Committee Report

To the Board of Directors of Bar Harbor Bankshares:
The Audit Committee of the Board of Directors consists entirely of members who meet the independence requirements of the listing standards of the New York Stock Exchange and the rules and regulations of the SEC, as determined by the Board of Directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Bar Harbor Bankshares. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the current charter is available on Bar Harbor Bankshares’ website at https://www.barharbor.bank/about-us/shareholder-relations/governance.
Management is responsible for Bar Harbor Bankshares’ system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Bar Harbor Bankshares’ internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Bar Harbor Bankshares’ consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements and the effectiveness of Bar Harbor Bankshares’ internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. Audit Committee members do not serve as professional accountants or auditors for Bar Harbor Bankshares, and their functions are not intended to duplicate or certify the activities of Bar Harbor Bankshares’ management or independent auditor.
Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and RSM US LLP, or RSM, the independent auditor of Bar Harbor Bankshares, to review and discuss the December 31, 2021 audited consolidated financial statements. Management represented that Bar Harbor Bankshares had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with RSM the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”
The Audit Committee received from RSM the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with RSM that firm’s independence. The Audit Committee also considered whether RSM’s provision of non-audit services and the audit and non-audit fees paid to RSM were compatible with maintaining that firm’s independence. Based on these reviews, the Audit Committee determined that RSM has the requisite independence.
Management completed the documentation, testing and evaluation of Bar Harbor Bankshares’ system of internal control over financial reporting as of December 31, 2021 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and RSM at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing Bar Harbor Bankshares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, or the Form 10-K, with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of Bar Harbor Bankshares’ internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by RSM and also included in the Form 10-K. RSM’s report included in the Form 10-K related to its audit of Bar Harbor Bankshares’ consolidated financial statements and the effectiveness of Bar Harbor Bankshares’ internal control over financial reporting.
Based upon the Audit Committee’s discussions with management and RSM and the Audit Committee’s review of the information provided by, and the representations of, management and RSM, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2021 be included in the Form 10-K. The Audit Committee selected RSM as Bar Harbor Bankshares’ independent auditor for the fiscal year ending December 31, 2022, and recommended the selection be submitted for ratification by the shareholders of Bar Harbor Bankshares.

Audit Committee of the Board:
Scott G. Toothaker, Chair Steven H. Dimick	David M. Colter Daina H. Belair

2022 PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
Time and date:
9:00 a.m., Eastern Time, on Tuesday, May 17, 2022

Record date:
Close of business on March 15, 2022

Attendance:
Shareholders as of the record date may participate in the Annual Meeting:

In Person:
Bar Harbor Club
111 West Street
Bar Harbor, Maine

How to vote:
Over the internet at www.proxyvote.com, by telephone at 1-800-690-6903, or in person at the Annual Meeting, or by mail addressed to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 The deadline for transmitting Internet, telephone, and email voting is up until 11:59 p.m. Eastern Time on May 16, 2022 for shares held directly and by 11:59 p.m. Eastern Time on May 12, 2021 for shares held in a Plan. Please have your proxy card in hand when utilizing these other forms of voting.

Votes
Shareholders as of the record date will be entitled to one vote at the Annual Meeting for each outstanding share of common stock

Common stock
outstanding as
of record date:
15,012,606 shares

2022 PROXY STATEMENT

BAR HARBOR BANKSHARES C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 16, 2022 for shares held directly and by 11:59 p.m. Eastern Time on May 12, 2022 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 16, 2022 for shares held directly and by 11:59 p.m. Eastern Time on May 12, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D68103-P67122 KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BAR HARBOR BANKSHARES The Board of Directors recommends you vote FOR each of the following: 1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS: Nominees: Against For Withhold 1a. Daina H. Belair 1b. Matthew L. Caras 1c. David M. Colter 1d. Steven H. Dimick 1e. Martha T. Dudman 1f. Lauri E. Fernald 1g. Debra B. Miller 1h. Brendan J. O’Halloran 1i. Curtis C. Simard 1j. Kenneth E. Smith 1k. Scott G. Toothaker 1l. David B. Woodside Against Abstain For The Board of Directors recommends you vote FOR proposals 2 and 3. 2. APPROVAL OF NON-BINDING, ADVISORY RESOLUTION ON THE 2021 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS 3. RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Yes No HOUSEHOLDING ELECTION - please indicate if you consent to receive certain future investor communications in a single package per household. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] DateSignature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Form 10-K and Annual Report are available at www.proxyvote.com.D68104-P67122Bar Harbor BanksharesAnnual Meeting of ShareholdersMay 17, 2022, 9:00 AM, ETThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Martha T. Dudman, Kenneth E. Smith and David B. Woodside, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Bar Harbor Bankshares that the shareholder(s) of record as of March 15, 2022 is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, ET on May 17, 2022, at 111 West Street Bar Harbor, ME 04609, and any adjournment or postponement thereof.If the shareholder(s) is/are a participant(s) in Bar Harbor Bankshares's 401(k) Plan and has/have Common Stock of Bar Harbor Banksharesallocated or his, her or their account, the signer(s) instruct(s) the trustee of such plan to vote such shares of Common Stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2022 Annual Meeting of Shareholders. The plan trustee will vote the allocated shares in such plan as directed by each participant who provides voting instructions to it before 11:59 PM ET on May 12, 2022.In addition to the voting methods set forth on the reverse side of this proxy card, non-institutional investors may also vote their shares by sending an email, which includes the shareholder's full name and the number of shares of Common Stock owned by the shareholder as of the record date of March 15, 2022, to bhb@allianceadvisors.com. The deadline for transmitting email voting is up until 11:59 p.m. Eastern Time on May 16, 2022 for shares held directly and by 11:59 p.m. Eastern Time onMay 12, 2022 for shares held in a Plan. The shareholder(s) hereby revoke(s) all proxies previously given by the shareholder(s) to vote in the 2022 Annual Meeting of Shareholders and any adjournments and acknowledges receipt of Bar Harbor Bankshares's Proxy Statement for the 2022 Annual Meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side